                                                                    EXHIBIT 10.4

                      AUTOMATIC REINSURANCE AGREEMENT NO. 1

                                     Between

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                   (hereinafter referred to as the "Company")

                                       and

                       WMA LIFE INSURANCE COMPANY LIMITED

                  (hereinafter referred to as the "Reinsurer")












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                                TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
ARTICLE  TITLE
-------  -----
I.       BASIS OF REINSURANCE                                            3
II.      DEFINITIONS                                                     4
III.     COMMENCEMENT AND TERMINATION OF LIABILITY                       9
IV.      THE AMOUNT REINSURED AND THE COMPANY AMOUNT AT RISK            10
V.       REINSURANCE PREMIUMS                                           14
VI.      REINSURANCE ALLOWANCES                                         15
VII.     INITIAL CEDING ALLOWANCE FOR EACH BLOCK                        16
VIII.    REIMBURSEMENT FOR TAXES                                        16
IX.      INITIAL SETTLEMENT AND SUBSEQUENT ACCOUNTING                   16
X.       REPORTING                                                      18
XI.      REDUCTIONS                                                     20
XII.     FUNDS HELD, LETTER OF CREDIT                                   20
XIII.    REDUCTION OF REINSURANCE BY COMPANY (RECAPTURE)                23
XIV.     REINSTATEMENTS                                                 25
XV.      POLICY CHANGES                                                 25
XVI.     SETTLEMENT OF CLAIMS                                           25
XVII.    RECORDS                                                        30
XVIII.   DAC TAX (Section 1.848-2(g)(8) Election)                       31
XIX.     OVERSIGHTS - CLERICAL ERRORS                                   32
XX.      INSOLVENCY                                                     32
XXI.     ARBITRATION                                                    34
XXII.    PARTIES TO AGREEMENT                                           35
XXIII.   DURATION OF REINSURANCE AND TERMINATION OF AGREEMENT           36
XXIV.    WRITTEN NOTICE                                                 37
XXV.     OFFSET                                                         38
XXVI.    ASSIGNMENT OF REINSURANCE                                      38
XXVII.   ENTIRE AGREEMENT                                               39
XXVIII.  COMPANY'S PRACTICES, FORMS                                     39
XXIX.    HEADINGS                                                       40
XXX.     EXECUTION OF AGREEMENT                                         40


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         This Agreement is entered into by the Company and the Reinsurer on the
Execution Date. The reinsurance under this Agreement is effective for each Block as of the respective dates shown in Exhibit A, as described in Article III. In consideration of the mutual covenants contained in this Agreement, the parties agree as follows:

ARTICLE I. BASIS OF REINSURANCE

1. Reinsurance Coverage. On and after the respective Effective Dates set forth for each Block in Exhibit A, the Company shall cede and the Reinsurer shall reinsure certain individual life insurance coverages as stated in Exhibit A which have been or are to be issued directly by the Company on lives on the plans set forth in Exhibit A, including any accelerated death benefit rider set forth in Exhibit A. Only plans sold by and through agents of Producer registered with WMA Securities, Inc. shall be reinsured under this Agreement.

2. Type of Reinsurance. The reinsurance under this Agreement shall be on the monthly renewable term plan. The Reinsurance Premiums shall be payable on a monthly renewable term basis as described in Article V.

3. Automatic Basis. All reinsurance under this Agreement shall be on an automatic basis. The Reinsurer shall automatically accept such Reinsurance on the terms provided in Exhibit A.

4. Reinsurance Outside This Agreement. The Company retains the right to reinsure, with any reinsurer, any or all of its plans or coverages automatically in excess of the Company's normal retention and facultatively, where appropriate. The Company shall cede and the Reinsurer shall reinsure lives as described in Paragraph 1 of this Article, notwithstanding such Outside Reinsurance except as provided in Paragraph 5(a) of this Article.

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5.       Exceptions to Reinsurance Coverage.

         a) Below Normal Retention. Reinsurance shall not be ceded under this Agreement on any insured person if as a result of Outside Reinsurance the Company keeps less than its normal retention on such life. For purposes of this Paragraph, the Company's normal retention means the Company's retention amounts under the Company's current practices as may be in effect from time to time. The Company's normal retention amounts on the Execution Date are set forth in Exhibit A.

         b) Exchanges. A policy or rider shall not be reinsured under this Agreement if it is issued as an Exchange of a policy or rider which is not reinsured under this Agreement. A policy or rider otherwise eligible for reinsurance under this Agreement and issued as an Exchange of a policy or rider which is reinsured under this Agreement may be reinsured under this Agreement only with the written consent of the Reinsurer.

         c) Minimum Cession Amount. No reinsurance shall be ceded under this Agreement on a life if the Amount Reinsured to be ceded is less than $3,500.

ARTICLE II. DEFINITIONS. Any defined term used in this Agreement shall have the meaning ascribed to it in this Article. Any term not defined in this Agreement which is in general usage in the life reinsurance industry shall be given the same meaning as such general usage ascribes to that term, giving due consideration to the context in which the term is used in this Agreement.

         "AMOUNT REINSURED" OR "AMOUNT REINSURANCE" means the amount of reinsurance ceded by the Company to the Reinsurer under this Agreement on the life of an insured person. It is the amount of life insurance ceded for which the Reinsurer is at

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risk under this Agreement on the life of the insured person. The Amount
Reinsured per insured life is calculated as set forth in Paragraph 1 of Article IV.

         "ARTICLE" OR "PARAGRAPH" refers to an Article or Paragraph of this Agreement.

         "BLOCK" means a defined group of reinsured policies (including reinsured riders, if applicable) having Policy Dates within a certain time period, as set forth in Exhibit A.

         "CLAIMS RATIO" is a ratio used to determine the Reinsurer's share of liability for certain items in Article XVI relating to a claim under a reinsured policy or rider. The numerator of the ratio is the Amount Reinsured on which Reinsurance Premiums have been computed. The denominator is the amount of the death benefit, as defined in the reinsured policy (and/or reinsured rider, if applicable), minus the cash value of the reinsured policy.

         "CLOSED BLOCK" means a Block which consists of in-force policies on the Block's Effective Date. Closed Block refers to Block 1. If a Policy otherwise eligible to be included in the Closed Block is not in force on the Effective Date, it shall not be included in the Closed Block and shall not be ceded under this Agreement, even if the Policy or Rider is subsequently reinstated.

         "COMPANY AMOUNT AT RISK" on any insured person means the amount for which the Company is at risk on the life of the insured person, before giving any effect to reinsurance under this Agreement. The Company Amount at Risk on an insured person is calculated as set forth in Paragraph 2 of Article IV. The Company Amount at Risk is the amount retained by the Company net of any risk ceded by the Company on the life of the insured person under any Outside Reinsurance.

         "EFFECTIVE DATE" of the Closed Block means, with respect to Reinsured Plans of the Closed Block, the date shown in

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Exhibit A on which reinsurance under this Agreement becomes effective. The
Company is liable for Reinsurance Premiums, less applicable Reinsurance Allowances, due on or after the Effective Date of a Reinsured Plan within the Block; and the Reinsurer is liable for any reinsured deaths occurring on or after the Effective Date.

         "EXCHANGE" means a policy or rider issued by the Company in exchange for, or as a conversion of, an in-force policy or rider on the same life under an Exchange Program.

         "EXCHANGE PROGRAM" means an offer by the Company to a class of policyowners or insured persons to issue an Exchange policy or rider on terms or conditions materially different from the terms and conditions on which the Company would offer the same policy form or rider form under its normal practices for new business such that the risk or benefits borne by the Company under the Exchange policy or rider are materially different. The altered terms or conditions under an Exchange Program may include, for example, but are not limited to, an offer by the Company to the eligible class: to waive evidence of insurability or certain policy contract provisions; to retain the original policy date or original effective date of the rider; or to alter or waive material underwriting or issuance practices or requirements.

         "EXECUTION DATE" means the date as of which this Agreement has been executed, as shown in Article XXX.

         "EXHIBIT" AND "SCHEDULE" mean, respectively, an exhibit or schedule attached to this Agreement and shall be considered part of this Agreement.

         "INITIAL CEDING ALLOWANCE" means any one-time consideration the Reinsurer shall pay the Company for each Reinsured Plan within a Block, in consideration for the Reinsurer being allowed to reinsure the Block, as provided in Article VII. The amount of the Initial Ceding Allowance, if any, for each Block is set forth in Exhibit A.

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         "INITIAL SETTLEMENT DATE" of a Block coincides with the Execution Date or the Effective Date of the applicable Block, if later. It is the date as of which the initial settlement is made by the parties with regard to the Closed Block, as described in Article IX, Paragraph 1.

         "INSOLVENCY" of a party means the filing or involuntary filing of a petition for bankruptcy of the party; the commencement of any legal action for an assignment for the benefit of creditors of the party or similar legal action; the entry of any preliminary or final order by any regulatory authority or administrative agency placing the party under supervision, rehabilitation, liquidation, conservatorship, guardianship or other administrative finding of, or proceeding arising from, the party's financial impairment or financial insolvency.

         "MONTHIVERSARY" has the same meaning ascribed to it in a reinsured policy. It is the day of each calendar month coinciding with a policy's Policy Date.

         "OPEN BLOCKS" refers collectively to Block 2 and 3. "OPEN BLOCK" refers individually to Block 2 or Block 3.

         "OUTSIDE REINSURANCE" means any other facultative or automatic reinsurance the Company has ceded or may cede to other reinsurers on lives insured by the Company under the plans set forth in Exhibit A. "OUTSIDE REINSURER" means any other reinsurer providing outside Reinsurance to the Company.

         "PARTY" OR "PARTY" refers to either the Company or the Reinsurer as appropriate, and "PARTIES"" refers to both collectively.

         "POINT IN SCALE" means that the Reinsurance Premium Rates set forth in
Schedule I shall be applied at the Reinsurance Premium Rate appropriate for the current duration of the policy or rider coverage, even though reinsurance of the policy or

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rider may commence later than the original Policy Date or the effective date of the reinsured rider. For example, in the case of a unchanged policy dated June 1, 1993 which becomes reinsured under this Agreement as of June 1, 1996: because that policy begins its fourth policy year on June 1, 1996, the Reinsurance Premium Rate charged under this Agreement for June, 1996 will be at the appropriate Reinsurance Premium Rate set forth in Table I for the fourth policy year based on the insured's original issue age.

         "POLICY DATE" means the Policy Date as set forth in the Policy Schedule of a reinsured policy. It is the date coverage is effective under the Policy and the date monthly deductions commence under the Policy. Policy months, years, Monthiversaries and anniversaries are measured from the Policy Date.

         "PRODUCER" means World Marketing Alliance, Inc. And WMA Securities,
Inc.

         "RECORD DATE" means the Record Date as set forth on Page 3 of the reinsured policy. It is the date the policy is recorded on the Company's books as an in-force policy.

         "REINSURANCE ALLOWANCE" is the percentage of each Reinsurance Premium which is paid or allowed by the Reinsurer to the Company, as described in
Article VI and set forth in Exhibit A.

         "REINSURANCE PREMIUM" means the reinsurance premiums due from the Company to the Reinsurer, as described in Article V, for each life reinsured under this Agreement.

         "REINSURANCE PREMIUM RATES" means the monthly term reinsurance premiums rates, used to calculate the Reinsurance Premiums due from the Company to the Reinsurer for each reinsured life, equal to 1/12th of the applicable annual rate as set forth in Schedule I.

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         "REINSURED PLAN" means any life insurance policy form or rider form reinsured under this Agreement, as set forth in Exhibit A.

         "SETTLEMENT PERIOD" means the period as described in Paragraph 1 of
Article IX.

         "SPECIFIED AMOUNT" means the Specified Amount as set forth in the Policy Schedule of a reinsured policy.

ARTICLE III.  COMMENCEMENT AND TERMINATION OF LIABILITY

1. Closed Block; Commencement of Liability. For each policy within Block 1, the liability of the Reinsurer for reinsurance under this Agreement shall begin on the Effective Date as set forth in Exhibit A, and no reinsurance is provided under this Agreement for a death occurring prior to the Effective Date applicable to that policy. For each policy within Block 1, the liability of the Company for Reinsurance Premiums, less applicable Reinsurance Allowances, shall begin on the Effective Date as set forth in Exhibit A.

2. Open Blocks; Commencement of Liability. For a policy or rider reinsured under Block 2 or 3: (i) the liability of the Reinsurer under this Agreement for reinsurance shall commence simultaneously with the beginning of the Company's liability under each corresponding Reinsured Plan or any application or conditional receipt therefor; and (ii) the liability of the Company for Reinsurance Premiums under this Agreement shall begin as of the Policy Date of the reinsured policy or as of the effective date of reinsured rider, if different. The Company represents that its normal underwriting practice is to promptly return any premium payment taken with an application which the Company has declined without a counteroffer; however, failure of the Company to do so shall not relieve the Reinsurer for its liability under this Paragraph.



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3        Termination of Reinsurer's Liability. In no event shall the Reinsurer's liability for reinsurance continue after termination of the Company's liability for any claims relating to its corresponding reinsured policy or rider.

ARTICLE IV.  THE AMOUNT REINSURED AND THE COMPANY AMOUNT AT RISK

1.       The Amount Reinsured.

         a) The Amount Reinsured for Plans Without Outside Reinsurance. For each Reinsured Plan without any Outside Reinsurance, the initial Amount Reinsured per life under this Agreement shall be equal to 50% of the first $60,000 of Specified Amount for a base policy or 50% of the first $60,000 of the Face Amount of any Other Insured Rider, subject to a maximum Amount Reinsured of $30,000 per life. In the event that the Specified Amount for any base policy without Outside Reinsurance is less than $60,000 and the policy has a reinsured rider on the same primary insured person, then 50% of the Specified Amount of the base policy plus up to 50% of the Face Amount of the reinsured rider shall be reinsured subject to the total Amount Reinsured not exceeding $30,000 for the life reinsured.

         b) The Amount Reinsured for Plans With Outside Reinsurance. For each Reinsured Plan having Outside Reinsurance the Amount Reinsured per life under this Agreement shall be equal to 50% of the first $60,000 of the Company Amount at Risk under the Reinsured Plans on that person's life. The maximum limit per life to be reinsured under this Agreement shall be $30,000. For example, the Amount of Reinsurance on a reinsured life which has Outside Reinsurance is $30,000 if the Company Amount at Risk on that life equals or exceeds $60,000.

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         c)       The Amount Reinsured to Remain Level; Exceptions. Except as
                  provided in Paragraph 1.d) of this Article, the Amount of Reinsurance once ceded on a Reinsured Plan on a life will remain level until such time that the Company Amount at Risk is less than the Amount Reinsured; in that case the Amount Reinsured will be equal to the Company Amount at Risk.

         d) The Amount Reinsured Affected by Policy Changes. A policy change which affects the Company Amount at Risk, such as a change in Death Benefit Option, a change in the policy's Specified Amount, a change in the Face Amount of a rider, or an addition or deletion of a rider, will result in a new calculation of the Amount Reinsured, in the manner described in the first two sentences of Paragraph 1.a) of this Article if there is no Outside Reinsurance on the life reinsured. For lives with Outside Reinsurance the recalculated Amount Reinsured will be calculated in the manner described in the first two sentences of Paragraph 1.b) of this Article. The new Amount Reinsured, following any change, shall be applied under this Agreement prospectively from the effective date of the policy change.

         e) The Amount for which Reinsurer is Liable under Conditional Receipts or Applications. With regard to liability of the Company under the terms of an application for a policy or rider to be reinsured under this Agreement or under the terms of a conditional receipt issued in connection with such application, the liability of the Reinsurer under this Agreement shall be equal to 50% of the first $60,000 per life of the Company's liability, plus any amounts for which the Reinsurer is responsible under Article XVI.

         f) Reinsurance Terminates if Amount Reinsured Falls Below Minimum Cession Amount. If for any reason the

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                  Amount Reinsured on a life reinsured under this Agreement
                  falls below the Minimum Cession Amount described in Paragraph 5 c) of Article I, then the reinsurance on that life shall terminate under this Agreement and shall be automatically and permanently recaptured by the Company.

2. The Company Amount at Risk. The Company Amount at Risk per life under each Reinsured Plan shall be calculated each period as follows:

         a) Under a newly issued policy. For a newly issued policy, prior to the third month of the calendar quarter in which the reinsured policy's Record Date falls, the Company Amount at Risk is equal to the following sum:

                  (i) the specified amount of the policy (including the Face Amount of any reinsured rider on the same life, if applicable); minus

                  (ii) any amount ceded by the Company on the life of the insured person under any Outside Reinsurance; plus

                  (iii) any amounts retained by the Company under prior policies or riders reinsured under this Agreement on the same life.

                  For the newly issued policy, in the third month of the calendar quarter in which its Record Date falls, and thereafter, the Company Amount at Risk shall be calculated as set forth in Paragraph 2.b) of this Article.

                  For example: for a policy issued on a Record Date of January 15th with a Policy Date of December 10th, the Company Amount at Risk under that policy in December, January and February will be calculated

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                  under Paragraph 2.a) of this Article; in March, which is the third month of the calendar quarter in which that policy's Record Date falls, the Company Amount at Risk would be calculated under Paragraph 2 b) of this Article.

         b) Under an in-force policy. Except as provided in 2 a) of this Article, in each calendar month, the Company Amount at Risk per life is equal to the following sum:

                  (i) the death benefit, as defined in the reinsured policy (including the Face Amount of any reinsured rider, if applicable); minus

                  (ii) any amount ceded by the Company on the life of the insured person under any Outside Reinsurance; plus

                  (iii) any amounts retained by the Company under prior policies or riders reinsured under this Agreement on the same life; minus

                  (iv)     the cash value of the reinsured policy.

                  If the Company Amount at Risk under a reinsured policy is being calculated for the third month of a calendar quarter (e.g., March, June, September or December), then the cash value of the policy for that month, for purposes of Paragraph 2.b) (iv), is equal to the cash value of the reinsured policy as of the end of that month. Except as provided in Paragraph 2.c) of this Article, if the Company Amount at Risk under a reinsured policy is being calculated for any other month, the cash value of the policy, for purposes of Paragraph 2.b) (iv), is measured by and equal to the cash value of the reinsured policy as of the end of the preceding calendar quarter. Thus, for example, for purposes of Paragraph 2.b) (iv), the

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                  cash value of a policy for January or February would be equal to the policy's cash value for the preceding December.

         c) Policy Changes affecting Company Amount at Risk. For purposes of Paragraph 2.b) of this Article, changes in a policy's Company Amount at Risk which are due to normal cash value fluctuation shall be calculated and reported quarterly, as described in the last three sentences of Paragraph 2.b). Other changes in the Company Amount at Risk of a policy or rider due to a policy change shall be recalculated and reported under this Agreement in or for the month in which the policy change occurs. For this purpose, such policy changes may include, for example, a change in Death Benefit Option, a change in the policy's Specified Amount, a change in the Face Amount of a rider, and an addition or deletion of a rider.

ARTICLE V. REINSURANCE PREMIUMS

1. Reinsurance Premium Rates. The monthly Reinsurance Premiums due from the Company to the Reinsurer shall be calculated at the end of each calendar month based on the Amount Reinsured under each Reinsured Plan as of its Monthiversary falling in that calendar month. The Company shall pay to the Reinsurer the Reinsurance Premiums on a monthly renewable term basis at one twelfth of the applicable annual Reinsurance Premium Rates set forth in Schedule I. The Reinsurance Premium Rates are guaranteed by the Reinsurer except where a particular rate is less than the applicable rate set forth in the Table of Guaranteed Maximum Life Insurance Rates of the reinsured policies; in that case, to the extent of such shortfall, such particular rate shall only be guaranteed for one Policy Year, so that the Reinsurer need not maintain deficiency reserves in connection with such Reinsurance Premiums payable pursuant to this Agreement. Nevertheless, Reinsurer shall anticipate continuing to


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         accept reinsurance on the basis of the Reinsurance Premium Rates for all Reinsured Plans that were originally ceded pursuant to such rates.

2. Table Ratings. The Reinsurance Premium Rates in Schedule 1, when applied to any Reinsured Plan which is issued by the Company with a table rating, shall be multiplied by the appropriate table percentage which is in effect for that policy or rider. The Company's current table percentages are as set forth in Schedule I.

3. Risks Bearing Permanent Flat Extras (More Than Five Years). The total reinsurance premium for risks bearing flat extra ratings of more than five (5) years shall be at the Reinsurance Premium Rates provided in
         Schedule I plus the following percentage of the flat extra mortality charge under the Reinsured Plan for the Amount Reinsured.

                  First Year      25%
                  Renewal Years   90%

4. Risks Bearing Temporary Flat Extras (Five Years or Less). The total reinsurance premium for risks bearing flat extra ratings of five (5) years or less shall be at the Reinsurance Premium Rates provided in
         Schedule I plus 90% of the temporary flat extra mortality charge under the Reinsured Plan for the Amount Reinsured.

ARTICLE VI. REINSURANCE ALLOWANCES

1. Reinsurance Allowance. On each Reinsurance Premium due Reinsurer, the Reinsurer shall pay or allow to the Company a Reinsurance Allowance equal to a percentage of the Reinsurance Premium, as shown in Exhibit A. The Reinsurer shall not be obligated to pay or reimburse the Company for expenses incurred by the Company associated medical examinations, inspection reports or other expenses associated with the issuance, acquisition or administration a policy or rider.

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2.       Flat Extras. However, in the case of risks bearing permanent or temporary flat extras, as described in Paragraphs 3 and 4 of Article
         V, Reinsurance Allowances are payable on the Reinsurance Premium Rates provided in Schedule I but are not payable on the additional flat extra mortality charge.

ARTICLE VII. INITIAL CEDING ALLOWANCE FOR EACH BLOCK

     * Material has been omitted pursuant to a request for confidential treatment. Omitted material has been filed separately.

ARTICLE VIII. REIMBURSEMENT FOR TAXES

Reimbursement by Reinsurer. The Reinsurer shall reimburse the Company for any U.S. Excise Tax the Company is required to pay under the U.S. Internal Revenue Code for the reason that the Reinsurer fails to make an election or terminates its election to file U.S. federal income tax returns or otherwise ceases or fails to file such return. The Reinsurer shall not reimburse the Company for any other federal or state taxes or state guaranty fund assessments the Company may be required to pay with respect to the Reinsured Plans. This Paragraph does not diminish in any way the provisions of Article XVIII.

ARTICLE IX. INITIAL SETTLEMENT AND SUBSEQUENT ACCOUNTING

1. Initial Settlement of the Closed Block. There shall be an initial settlement for the Closed Block on or as of its Initial Settlement Date. In the initial settlement, the Reinsurer shall pay the aggregate Initial Ceding Allowance for each applicable Block and the parties shall settle all other items due to or from each other, with respect to the Block, for the period from the first Effective Date of that Block through the calendar month-end on or prior to Initial Settlement Date (Settlement Period) in the following manner. The Reinsurer shall pay to the Company

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         on the Initial Settlement Date (or within five (5) days after the
         Execution Date, if later) an amount equal to:

         a)       the Initial Ceding Allowance due to Company for the Closed
                  Block; less

         b) the Reinsurance Premiums, net of applicable Reinsurance Allowances, due to the Reinsurer for the Settlement Period; plus

         c) any reinsurance death claims due and payable to Company under this Agreement for deaths occurring during the Settlement Period; plus

         d) the amount of Funds Held, if any, to be held by the Company pursuant to Article XII.

2. Monthly Accounting. Except as provided under Initial Settlement of the Closed Block pursuant to Paragraph 1 of this Article, on an ongoing basis Reinsurance Premiums and adjustments and other items due to or from each party shall be accounted for and settled monthly. In each calendar month, the Company shall send to Reinsurer a Monthly Summary Report showing totals of Reinsurance Premiums for all outstanding new reinsurance which have been ceded and renewal Reinsurance Premiums for all renewal reinsurance falling due within the previous month, as further described in Article X. The statement shall also include Reinsurance Allowances and any adjustments in Reinsurance Premiums due in previous months, any reinsurance death claims due, and adjustments for any Funds Held pursuant to Article XII (including interest due Reinsurer thereon). The Company shall remit to the Reinsurer the amount of any net balance due. If the net balance is in favor of the Company the Reinsurer shall remit to the Company.

3. Reinsurance Premiums Past Due. The payment of Reinsurance Premiums by the Company is a condition of the liability of

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         the Reinsurer under reinsurance covered by this Agreement. In the event of non-payment of Reinsurance Premiums as provided in this Agreement, the Reinsurer shall have the right to terminate the reinsurance under all policies or riders having Reinsurance Premiums in arrears. Reinsurance Premiums shall be considered in arrears if not paid within the later of: (i) 30 days after the end of the month for which they are due; or (ii) 10 days after the Monthly Accounting is sent by the Company to the Reinsurer. For this purpose, where the actual amount of Reinsurance Premiums cannot be reasonably determined because of administrative or other reasons, Reinsurance Premiums shall not be considered in arrears if the Company has made timely payment of a good faith estimate of the amount of Reinsurance Premium due. In order for Reinsurer to exercise its right to so terminate such reinsurance because of Reinsurance Premiums being in arrears, the Reinsurer shall first give the Company written notice thereof, and the Company shall have the right to cure such non-payment within ten (10) days from its receipt of the written notice. If the Company fails to cure such non-payment within the ten day period, then the reinsurance under all policies or riders having Reinsurance Premiums still in arrears shall terminate and the Reinsurer shall have no liability thereafter with respect to such policies and riders.

4. Currency. All amounts due either party under this Agreement shall be payable in United States currency.

ARTICLE X.     REPORTING

1. Reporting by the Company. The Company shall send to the Reinsurer the following reports within the time periods as shown in each subparagraph below. The Company shall make its best effort to send the reports described in Paragraphs (a), (b) and (c) within twenty (20) days after the end of each respective reporting period whenever administratively practicable.

         a) Monthly Bordereau Report: within 30 days after the end of each month, a monthly in-force inventory of the amount of the reinsurance in force, new reinsurance and reinsurance changing or terminating (including reported death claims). The information in the report will consist of sufficient detail for each policy and rider to permit the Reinsurer to perform its administrative functions and will be provided in an electronic medium acceptable to both parties.

         b) Monthly Summary Reports: within 30 days after the end of each month, a copy of a Monthly Summary Report containing monthly totals of: first year and renewal Reinsurance Premiums payable; Reinsurance Allowances due the Company; death claims incurred; any other claim-related amounts due Company under
                  Article XVI; any change in Funds Held which is due to or from the Company (including interest due the Reinsurer on Funds
                  Held); and the net amount due to or from Reinsurer.

         c) Monthly Exhibit of Reinsurance in Force: within 30 days after the end of each month, a copy of an exhibit summarizing: additions for the month, including counts and amount of new issues, reinstatements and increases in ceded amount; decreases for the month, including counts and amounts of lapses, surrenders, death claims, maturities, and decreases in ceded amount; and the total reinsurance in force as of the end of the month.

         d) Quarterly Financial Reports: within 30 days after the end of each calendar quarter, a report for Reinsurer's financial reporting purposes, containing additional quarterly and year-to-date financial information, with respect to the reinsurance, to permit the Reinsurer to complete its statutory financial statements and other financial reporting obligations. The information will be provided in an electronic medium acceptable to both parties.

         e) Annual Statutory Financial Statements: within 90 days after the end of each calendar year, a copy of the statutory financial statements of the Company as filed with the State of Ohio.

2. Reporting by the Reinsurer. The Reinsurer shall send to the Company within ninety (90) days after the end of each respective reporting period, financial statements of the Reinsurer as of the end of each calendar quarter and calendar year, including balance sheet and income statement. The quarterly financial statements shall have been prepared in accordance with or based on U.S. generally accepted accounting practices applied on a consistent basis in the reasonable opinion of the Reinsurer. The annual financial statements of the Reinsurer shall have been prepared in accordance with or based on U.S. generally accepted accounting practices applied on a consistent basis and shall have been audited by an independent public accounting firm.

ARTICLE XI. REDUCTIONS

1. Reductions. If any of the original policies or riders reinsured under this Agreement are reduced or terminated, the Amount Reinsured under this Agreement on such a policy or rider will be recalculated in accordance with Paragraph 1.d) of Article IV.

ARTICLE XII.  FUNDS HELD, LETTER OF CREDIT.

1. Security Requirement. In the event Reinsurer is not licensed or otherwise accredited or authorized as a reinsurer in the Company's domiciliary state and in any other jurisdiction where the Company is licensed to do business, the Reinsurer shall, at all times while the reinsurance under this Agreement is in effect, provide security, as described in this Article, for its obligations under this Agreement or as otherwise agreed to in writing by the parties. The type, standards, form, provisions, conditions, terms, dates and financial institutions relating to such security, and the conditions upon which Reinsurer shall provide such security, shall at all times comply with the insurance laws and regulations of the Company's domiciliary state, as may be amended or superceded from time to time, relating to security given in connection with allowing the Company, for statutory insurance accounting purposes, to recognize admitted assets or reserve credits or other credits associated with such reinsurance ceded to an unauthorized or unaccredited reinsurer.

2. Initial Security; Funds Held. Until such time as the Reinsurer provides a Letter of Credit as described in Paragraph 3 of this Article, on the Initial Settlement Date of each of the Closed Blocks described in Paragraph 1 of Article IX and with each monthly accounting described in Paragraph 2 of Article IX, the Company shall withhold or receive funds from the Reinsurer ("Funds Held") equal to a certain amount as follows. On the Initial Settlement Date, the Company shall withhold the required amount of Funds Held from the net amount, if any, otherwise due from the Company to the Reinsurer on that date; to the extent any net amount otherwise due Reinsurer on that date is insufficient to cover the required amount of Funds Held, the Reinsurer shall pay the Company in cash the balance of the required amount of Funds Held on that date. Likewise, in connection with each monthly accounting under Paragraph 2 of Article IX, the Company shall adjust the total required amount of Funds Held; if the required amount of Funds Held increases, the Company shall withhold or receive cash from the Reinsurer equal to the increase in the required amount of Funds Held, and, if the required amount of Funds Held decreases, the Reinsurer shall withhold or receive cash from the Company equal to the decrease in the required amount of Funds Held. The required amount of Funds Held for the period shall be equal to the reinsurance credits taken or reasonably estimated to be taken by the Company in connection with this Agreement under Exhibit 8 and under column 3, line 4.c. of Part 1 of
         Exhibit 11 of the Company's statutory financial statements. The Company shall adjust the required amount of Funds Held on a monthly basis. The Company shall retain the gross investment income derived from the Funds Held but shall pay the Reinsurer interest thereon each month at a rate equal to the interest rate for (ninety) 90 day Commercial Paper as published the first business day of that month in the Wall Street Journal or successor publication agreed upon by the parties. The Company shall hold the Funds Held in the United States as part of its general account assets; and the Company shall have exclusive control over the Funds Held and sole right to withdraw or disburse such funds.

3. Letter of Credit. Instead of providing Funds Held as described in Paragraph 2 of this Article, the Reinsurer at its expense may provide and maintain a Letter of Credit in favor of the Company in an amount which at all times equals or exceeds the required amount of Funds Held determined as described in Paragraph 2 of this Article. The form, provisions, conditions, terms and dates, as well as the issuing financial institution, of or relating to the Letter of Credit, and the conditions upon which Reinsurer shall provide such Letter of Credit, shall comply with the insurance laws and regulations of the Company's domiciliary state, as may be amended or superceded from time to time, relating to such Letters of Credit. The issuing institution shall be an U.S. bank or trust company or a U.S. branch of a foreign bank appearing on the list of approved letter of credit banks published from time to time by the Securities Valuation Office of the National Association of Insurance Commissioners. The Letter of Credit shall be substantially in the form set forth in Exhibit B or in such other form as the Ohio Insurance Department or other applicable State Insurance Department may require or permit. The terms of the Letter of Credit shall provide that: it is not conditioned on the delivery of any other documents or materials; it is irrevocable without the consent of the Company; it is automatically renewable as provided in Exhibit B; and its initial term is for a period of not less than one year. Such Letter of Credit may be drawn upon at any time, notwithstanding any other provisions in this Agreement, but shall be utilized by the Company or its successors only for one or more of the following reasons:

         (i) to fund an account with the Company in an amount at least equal to the deduction, for reinsurance ceded, from the Company's liabilities for Reinsured Plans (such amount shall include, but not be limited to, amounts for policy reserves, claims and losses incurred and unearned premium reserves); and

         (ii) to pay any other amounts the Company claims are due under this Agreement.

         Such Letter of Credit shall be promptly issued and delivered to the Company. But in no event shall the Letter of Credit be issued or confirmed later than December 31 in respect of the year for which the Company is taking credits for such reinsurance in its statutory financial statements, and in no event shall the Letter of Credit be delivered to the Company later than thirty days after such December 31.

ARTICLE XIII. REDUCTION OF REINSURANCE BY COMPANY (RECAPTURE)

1. Recapture. Except as provided in Paragraphs 2 and 3 of this Article, the Company may not reduce (recapture) the reinsurance in-force on any lives on which reinsurance has been ceded under this Agreement (in-force reinsurance).

2. Events triggering right to recapture. The Company shall have the right to recapture a portion or all of the in-force reinsurance on some or all lives

         (i) on thirty days written notice or later date specified in the notice if:

                  a) the Reinsurer fails to cure a material default under a loan or note from the Company or its affiliates; or

                  b) the Reinsurer increases the Reinsurance Premium Rates under this Agreement on in-force business without the Company's written agreement; and

         (ii) immediately upon written notice, unless a later date is specified in the notice, if:

                  c) the Company elects to recapture due to the insolvency of the Reinsurer as provided in Paragraph 2 of
                           Article XX;

                  d) the Reinsurer dissolves, ceases to legally exist, or otherwise ceases to be legally authorized to act as a reinsurer in its domiciliary jurisdiction; or

                  e) the Reinsurer fails, within thirty (30) days after written notice by Company of a material breach of this Agreement by Reinsurer, to cure such material breach; for this purpose, a material breach may include but is not limited to: failure to pay any agreed Reinsurance Allowances, failure to pay reinsurance claims, or failure to comply with Article XII;

         (iii)    when agreed if:

                  f)       by the mutual written agreement of the parties.

3 Notice and Date of Recapture. The written notice of the Company's exercise of right to recapture shall specify the applicable reason set forth in Paragraph 2 which is triggering the recapture and the extent of the recapture.

4. Effect of Recapture on Reinsurance. Recapture by the Company under this Article shall be prospective from the effective date of recapture and shall not diminish the amounts due under this Agreement (or other rights or obligations of the parties under this Agreement) outstanding prior to the effective date of recapture.

ARTICLE XIV. REINSTATEMENTS

1. Automatic Reinsurance of Reinstated Policies. Should a reinsured policy (including any reinsured rider, if applicable) lapse and subsequently be reinstated in accordance with its terms and the normal rules of the Company, the reinsurance for such policy shall be reinstated automatically. The Company shall pay Reinsurance Premium to the Reinsurer for the same period of time cost of insurance charges are received by the Company on such a reinstated policy.

ARTICLE XV. POLICY CHANGES

Duty to inform Reinsurer of Policy Changes. Should the Company make any material changes (including but not limited to a change in Face Amount, Specified Amount, Company Amount at Risk, or Rating Classification) in the provisions and conditions of a policy issued to an insured and upon which reinsurance shall have been granted hereunder, the Company shall reflect such policy changes, as appropriate, in the monthly reports called for in Paragraph 1 of Article X.

ARTICLE XVI. SETTLEMENT OF CLAIMS

1. Notice. On a monthly basis, the Company shall account to the Reinsurer for death claims due as provided in

         Paragraph 2 of Article IX and shall notify Reinsurer of reported death claims as provided in Paragraph 1a) of Article X. Company agrees to furnish Reinsurer with copies of the proof of loss or other written materials relating to a specific claim upon request of Reinsurer or as provided in Paragraph 5 of this Article.

2. Standard Claim Practices. Company agrees to act in accord with its standard practices applicable to all claims in enforcing the terms and conditions of the reinsured policies or reinsured riders and with respect to the administration, negotiation, payment, denial, or settlement of any claim or legal proceeding.

3. Payment and Settlement of Claim. Reinsurer agrees to accept the good faith decision of the Company in payment or settlement of any claim for which Reinsurer has received the required notice. Reinsurer agrees to pay Company the Amount Reinsured on which Reinsurance Premiums have been computed upon receiving proper evidence the Company has paid a policy claim. Payment of the Amount Reinsured on account of death shall be made in one lump sum. Reinsurer shall also refund to the Company, without interest, any Reinsurance Premiums, net of any Reinsurance Allowance, which had been paid to Reinsurer for policy months which began after the date of death.

4. Reinsurer's Liability for Covered Claim Expenses. Except as provided in Paragraph 5 of this Article, Reinsurer's liability shall include indemnification of the Claims Ratio of any covered claim expenses incurred by Company in defending or investigating a policy claim. Covered claim expenses shall include, but not be limited to, cost of investigation, legal fees, court costs and interest charges. Covered claim expenses shall not include:

         a)       Compensation of salaried officers and employees;

         b)       routine investigative expenses of incontestable claims:

         c) expenses incurred by the Company in connection with an interpleader proceeding or other dispute or contest arising out of conflicting claims of entitlement to proceeds or benefits under a Reinsured Plan; and

         d) any possible extra-contractual damages shall not be considered covered claim expenses.

5. Contested, Litigated or Compromised Claims. The Company shall promptly notify Reinsurer of its intention to contest, compromise or litigate any claim on a Reinsured Plan or its intention to investigate or defend any litigation initiated against the Company in response to the Company's denial of a claim on a Reinsured Plan. With or immediately following such notice, the Company shall furnish Reinsurer with copies of written materials relating to such claim. Reinsurer shall promptly notify Company of its decision whether or not to accept any such action. If Reinsurer declines to accept any such action, it will pay the full Amount Reinsured, as if there had been no such contest, compromise or litigation, and will be fully discharged as of the date of such payment from any further liability on that claim under Paragraph 4 of this Article. If the Reinsurer accepts such action, then: (i) Reinsurer shall continue to share in the covered claim expenses as described in Paragraph 4; (ii) the Company shall keep the Reinsurer informed of the status of any legal proceeding or settlement negotiations in connection with such claim; and (iii) if the contest or compromise reduces the amount of the Company's liability, the Reinsurer's liability shall be reduced to its Claims Ratio of the reduced amount.

6. Recovery from Third Party. The Company shall promptly notify Reinsurer if the Company should assert or bring a claim or action against a third party for contribution, indemnification or similar grounds to recover from the third party any monies paid or expenses incurred by the Company in connection with a policy claim reinsured under this Agreement. Upon request, the Company shall furnish Reinsurer with copies of written materials relating to such third party claim or action. Reinsurer shall promptly notify Company of its decision whether or not to share in the expenses and potential recovery of any such proceeding. If Reinsurer declines to so accept any such proceeding, Reinsurer shall not participate in any costs of such proceeding and shall not share in any monies so recovered by the Company. If the Reinsurer accepts such action, then: (i) Reinsurer shall continue to share in the expenses of that proceeding as described in Paragraph 4 as though they were covered claim expenses; and (ii) the Company shall keep the Reinsurer informed of the status of such proceeding or settlement negotiations in connection with such proceeding. In that event, the parties agree that any monies so recovered by the Company: (i) shall be applied first to reduce the costs incurred by the Company in prosecuting such third party claim or action and to that extent shall be shared with the Reinsurer in accordance with its Claims Ratio; (ii) shall then be applied to any punitive, exemplary, compensatory or other extra-contractual or non-contractual damages or settlement paid or ordered or agreed to be paid by the Company in excess of the limits of the policy, and shall not be shared with the Reinsurer; (iii) shall then be applied to reduce the covered claim expenses of the original claim and to that extent shall be shared with the Reinsurer in accordance with its Claims Ratio; and (iv) to the extent there is any remaining recovery, shall then be applied to reduce the Company's liability under the policy and shall be shared with Reinsurer in accordance with the Reinsurer's Claims Ratio. For purposes of the preceding sentence, the numerator of the Claims Ratio shall be recalculated by deducting Reinsurer's share of any recovery under (iv) of the preceding sentence, and the denominator of the Claims Ratio shall be recalculated by deducting the total amount of any recovery under (iv) of the preceding sentence. The parties understand and agree that this Paragraph shall not apply to and the Reinsurer shall not share in: (i) commission chargebacks or adjustments made by the Company in accordance with its contract with the Producer or an agent; (ii) any first-party claim brought by the Company under any liability, fidelity or indemnity coverages carried by the Company or its affiliates; and (iii) any reinsurance claims paid to the Company by an Outside Reinsurer.

7. Adjustments for Misstatements. If the amount claimed as death benefit under a reinsured policy or reinsured rider is increased or reduced because of a misstatement of age, sex or smoker status, the Company Amount at Risk will be calculated based on the adjusted amount of death benefit and the Amount Reinsured will, if applicable, be increased or decreased proportionately.

8. Interest. If the Company pays interest on a claim, Reinsurer agrees to pay the interest on the Amount Reinsured computed at the same rate and for the same period as that paid by the Company, but in no event later than the date the claim is finally adjudicated by the Company.

9.       Penalties.

         a) Statutory Penalties. If the Company is required to pay penalties or interest imposed automatically by statute, other than penalties or interest arising from Company's negligent or intentional violation of such a statute, Reinsurer shall indemnify the Company for the Claims Ratio of such penalties and interest.

         b) Extra-Contractual Damages. Except as provided in Paragraph 5 of this Article, Reinsurer shall not be liable for any punitive, exemplary or other extra-contractual damages awarded by a court against the Company with respect to a policy or rider reinsured under this Agreement, and the Reinsurer's liability therefor under this Agreement shall be limited to the Reinsured Amount plus its Claims Ratio of covered claims expenses and of statutory penalties.

10. Accelerated Death Benefits. The Reinsurer shall participate in any claim for any Accelerated Death Benefit in connection with the Reinsured Plans. A claim for accelerated death benefits shall be treated under this Agreement as though it were a death claim and as though the death occurred on the date the claim was made. If the claimant elects to take less than 100% of the benefit under the Accelerated Death Benefit and the reinsured policy thereby remains in force, then: the Reinsurer shall pay the Company for the Accelerated Death Benefit an amount equal to the accelerated percentage elected by the claimant multiplied by the present value, calculated in accordance with the rider form, of the Amount Reinsured; and the reduced Amount Reinsured for the policy shall be equal to the original Amount Reinsured reduced by the same percentage used to calculate the Accelerated Death Benefit paid.

ARTICLE XVII.  RECORDS

Each party, its auditors and any regulators having authority over that party shall have the right, at all reasonable times, and at their expense, to inspect at the office of the other party all books, records, procedures and documents of the other party relating to this reinsurance. A party or its auditor conducting such inspection shall give the other party one week advance notice. The Company, its auditors and regulators shall have the same right to inspect, verify and value any assets held in a trust account or otherwise held for the benefit of the Company under Article XII. The party being audited or inspected agrees to cooperate in the audit, including providing any information requested by the other party or its auditor in advance of the audit or inspection. Upon request, the Company agrees to furnish the Reinsurer with copies of any underwriting information in the Company's files pertaining to a reinsured policy or reinsured rider.

ARTICLE XVIII.  DAC TAX (Section 1.848-2(g)(8) Election)

1. Rights and Duties of Each Party. The Company and the Reinsurer hereby agree to the following, pursuant to Section 1.848-2(g)(8) of the Income Tax Regulations issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective for all years for which this Agreement remains in effect.

         a) The terms used in this Article are defined by reference to Regulation Section 1.848-2 in effect December 1992.

         b) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

         c) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

         d) The Company will submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Company stating that the Company will report such net consideration in its tax return for the preceding calendar year.

         e) The Reinsurer may contest such calculation by providing an alternative calculation to the Company in writing within 30 days of the Reinsurer's receipt of the Company's calculation. If the Reinsurer does not so notify the Company, the Reinsurer will report the net consideration as determined by the Company in the Reinsurer's tax return for the previous calendar year.

         f) If the Reinsurer contests the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Reinsurer submits its alternative calculation.
                  If the Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

ARTICLE XIX. OVERSIGHTS - CLERICAL ERRORS

Effect. Should the Company fail to cede reinsurance that otherwise would have been ceded in accordance with the provisions of this Agreement, or should either party fail to comply with any of the other terms of this Agreement, and if this is shown to be unintentional or the result of a misunderstanding, oversight, or clerical error on the part of either party, then this Agreement shall not be deemed abrogated thereby, but the parties shall be restored to the position they would have occupied had no such oversight or misunderstanding or clerical error occurred.

ARTICLE XX.  INSOLVENCY

1.       Insolvency of the Company.

         a) Written Notice of Insolvency. The Company shall immediately give Reinsurer written notice of an event constituting Insolvency of the Company. However, whether such notice is timely given or not, in the event of the Insolvency of the Company, all amounts relating to reinsurance made, ceded, renewed or otherwise becoming effective under this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the Reinsured Plan without diminution because of the insolvency of the Company or because the Company or Company's legal representative has failed to pay all or a portion of amounts owed to Reinsurer under this Agreement. It is understood, however, that in the event of the Insolvency of the Company, the liquidator or receiver or statutory successor of the insolvent Company shall give written notice to the Reinsurer of the pendency of a claim against the insolvent Company on the policy reinsured within a reasonable time after such claim is filed in the Insolvency proceeding and that during the pendency of such claim that the Reinsurer may investigate such claim and interpose in the name of the Company (or its liquidator, receiver or statutory successor), at the Reinsurer's own expense, in the proceeding where such claims is to be adjudicated any defense or defenses which it may deem available to the Company or its liquidator or receiver or statutory successor.

         b) Expenses Incurred. It is further understood that the expenses thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer. When two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

2. Insolvency of the Reinsurer. The Reinsurer shall immediately give Company written notice of an event constituting Insolvency of the Reinsurer. Upon the

         Insolvency of the Reinsurer, whether notice thereof was given by the Reinsurer or not, the Company has the right to immediately, by written notice, terminate this Agreement and recapture all reinsurance under this Agreement. Notwithstanding such termination or recapture, Reinsurer or its legal representative shall continue to be liable to the Company for any obligations of the Reinsurer under this Agreement still outstanding after giving effect to such recapture.

ARTICLE XXI. ARBITRATION

1. Conditions. Any controversy or claim between the Company and the Reinsurer, arising out of or relating to this Agreement or the breach thereof or the coverage of this arbitration provision, shall be settled by arbitration.

2. Appointment of Arbitrators. There shall be three arbitrators who shall be current or former officers of life insurance companies or life reinsurers. However, unless otherwise consented to in writing by the parties, such person shall not be a current or former employee of, or current or former consultant to, the parties or any affiliate or reinsurer of the parties; nor shall he or she have any current employment or affiliation with, consulting or contractual engagement with, or financial interest in: a party to this Agreement or persons or companies affiliated or associated with a party to this Agreement, including, with respect to the Reinsurer, the Producer or any persons or companies associated with the Producer. The Company shall appoint one of the arbitrators and the Reinsurer shall appoint a second arbitrator and these two arbitrators shall select the third. If either party shall fail to appoint an arbitrator within thirty days after the other party has given notice of its appointment of an arbitrator, the appointment of the arbitrator for the party which has so failed to appoint an arbitrator shall be left to the other party. Should the two arbitrators appointed by or for the parties fail to agree on the choice of the third, within sixty (60) days of their appointment then each of them shall name three (3) individuals, of whom the other shall decline two (2), and the decision shall be made by drawing lots.

3. Commercial Arbitration Rules. Arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association which shall be in effect on the date of delivery of demand for arbitration; except, however, that arbitrators shall be appointed in accordance with the provisions of Paragraph 2, of this Article and that, to the extent any other terms or provisions of this Article are inconsistent with or in conflict with the Commercial Arbitration Rules, this Article shall control.

4. Place. The arbitration shall be conducted in a location to be determined by a majority of the Arbitrators.

5. Expenses. Each company shall pay that part of the expense of arbitration which shall be apportioned to it by the arbitrators.

6. Award. The award rendered by the arbitrators shall be final, and judgment may be entered upon it in any court having jurisdiction thereof.

7. Basis for Decision. The arbitrators shall base their decision on the terms and conditions of this Agreement and, as necessary, on the customs and practices of the life reinsurance and life insurance industries rather than on a strict interpretation of applicable law.

ARTICLE XXII. PARTIES TO AGREEMENT

This is an Agreement solely between the Company and the Reinsurer. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between the

Reinsurer and the original insured, beneficiary or other party to or under any policies or riders of the Company which may be reinsured hereunder.

ARTICLE XXIII. DURATION OF REINSURANCE AND TERM OF AGREEMENT

1. Duration of Reinsurance. Except as provided in Article XIII and in Paragraph 2 of Article XX, in-force reinsurance which has been ceded under this Agreement shall be unlimited as to its duration and shall be maintained in force for so long as such policies shall remain in force and the reinsurance premiums are paid when due.

2. Term of Agreement. The initial term of this Agreement shall be five (5) years. During and after the initial term, this Agreement may be canceled as it pertains to the reinsurance of new business thereafter:

         (i) immediately upon written notice by a party if the other party becomes insolvent, dissolves, ceases to legally exist, or otherwise ceases to be legally authorized to act as a reinsurer or insurer, respectively, in its domiciliary jurisdiction;

         (ii) upon thirty (30) days written notice by a party if the other party has materially breached this Agreement and has failed to cure such breach within such 30 days;

         (iii) upon thirty (30) days written notice by the Reinsurer, if the Company has made a material change in its underwriting practices which the Reinsurer has not consented to in advance and which has an adverse and material financial impact on the Reinsurer;

         (iv) upon thirty (30) days written notice by the Company, if the Reinsurer increases the Reinsurance Premium

                  Rates under this Agreement on new business without the Company's written agreement;

         (v) upon one (1) year written notice by the Company, if the total Amount of Reinsurance ceded on base policies sold in any twelve (12) month period is less than 80% of the Amount of Reinsurance ceded on base policies sold in the preceding twelve (12) month period; or

         (vi)     when and as agreed upon by the parties in writing.

         After the initial term of this Agreement, this Agreement may also be canceled by either party, as it pertains to the reinsurance of new business thereafter, by giving one (1) year advance notice of cancellation in writing. In such case, the Company shall continue to cede, and the Reinsurer shall continue to accept reinsurance, under this Agreement on policies and riders issued during the one (1) year period, and the interest of the Reinsurer in new business shall cease at the end of the one (1) year period.

ARTICLE XXIV. WRITTEN NOTICE

Any notice given in connection with this Agreement shall be deemed to be provided when it is sent by facsimile to the numbers shown below, or by first class mail or by courier to the addresses set forth below, or to the last address or facsimile number of record such party designates in writing:

                    If to Company:          Western Reserve Life Assurance Co.
                                            of Ohio
                                            201 Highland Ave.
                                            Largo, FL 34640
                                            Facsimile:  (813) 587-1834
                                            Attn: President

                    With a copy to:         Western Reserve Life Assurance Co.
                                            of Ohio
                                            201 Highland Ave.
                                            Largo, FL 34640
                                            Facsimile:(813) 587-1826
                                            Attn: General Counsel

                    If to Reinsurer:         WMA Life Insurance Company Limited
                                             Third Floor 44 Church Street
                                             Hamilton HM 12, Bermuda
                                             Attn: Manager
                                             Facsimile: (441) 296-1058

                    With a copy to:          James F. Tenney, Esq.
                                             Merritt & Tenney
                                             200 Galleria Parkway
                                             Suite 500
                                             Atlanta, GA 30067
                                             Facsimile: (770) 952-0028

                    With a copy to:          WMA International
                                             5555 Triangle Parkway, NW
                                             Norcross, GA 30092
                                             Attn: Executive Vice President
                                                   and Secretary
                                             Facsimile: (770) 242-0896

ARTICLE XXV. OFFSET.

Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either Company or Reinsurer with respect to this Agreement or any other reinsurance agreement between the parties, shall be offset and only the balance allowed or paid. If either Company or Reinsurer is then under formal insolvency proceedings, this right of offset shall be subject to the laws of the state exercising primary jurisdiction over such proceedings.

ARTICLE XXVI. ASSIGNMENT OF REINSURANCE

If the Company sells, assumption reinsures or otherwise transfers the Reinsured Plans to another insurer, the Company agrees to require that the other insurer assume all rights and obligations of the Company under this Agreement. Reinsurer may object to any such transfer that would result in a material adverse economic impact to Reinsurer. If Reinsurer so objects, Company and Reinsurer agree to mutually calculate a termination charge which shall be paid by Company to Reinsurer upon the transfer and this Agreement shall be terminated with respect to all Reinsured Plans transferred by Company.

ARTICLE XXVII. ENTIRE AGREEMENT

This Agreement represents the entire agreement between the parties regarding the subject matter of this Agreement and supersedes any prior oral or written agreements between the parties regarding that subject matter. No modification of this Agreement shall be effective unless set forth in a written amendment executed by both parties. A waiver of a right created by this Agreement shall constitute a waiver only with respect to the particular circumstance for which it is given and not a waiver in any future circumstance.

As of the Execution Date, this Agreement consists of this Agreement and its Exhibits A and B and its Schedule I.

ARTICLE XXVIII. COMPANY'S PRACTICES, FORMS.

1. Underwriting and Administrative Practices. As a general business practice, the Company shall follow its current normal underwriting practices in issuing and administering Reinsured Plans, which have been disclosed to the Reinsurer prior to the Execution Date.

2. Compliance with Laws and Charter. The Reinsured Plans shall be issued and delivered by the Company in compliance with the laws of all applicable jurisdictions and with the Company's Articles of Incorporation.

3. Forms and Manuals. The Company agrees, to the extent requested in writing by the Reinsurer, to file with the Reinsurer copies of all appropriate policy and rider forms, rate manuals, retention schedules, application forms, conditional receipts, temporary insurance agreements, binders, underwriting questionnaires, and authorization forms for release of medical information.

4. Notice of Changes. Should the Company make any change in its underwriting rules, general underwriting practices or claims practices which materially affects the risk borne by the Company and the Reinsurer regarding Reinsured Plans, the Company shall promptly provide written notice to the Reinsurer of such change. Should the Company make a material change in any form or manual provided to Reinsurer pursuant to Paragraph 3 above, the Company shall promptly provide Reinsurer with a copy of the change or of the revised form or manual.

ARTICLE XXIX.  HEADINGS.

The headings of the Articles, Paragraphs and any subparagraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement.

ARTICLE XXX. EXECUTION OF AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their duly authorized representatives in Largo FL this 9th day of July, 1996.


                      WMA LIFE INSURANCE COMPANY LIMITED

By: /s/ S. Hubert Humphrey                  Title: President
   ---------------------------------               ----------------------------
         Authorized Officer

Attest:

By: /s/ T. Wood Montgomery                  Title: Vice President
   ---------------------------------               -----------------------------
         Authorized Officer


                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

By: /s/ Allen Yaeger                        Title: Executive V.P., Actuary & CFO
   ---------------------------------               -----------------------------
         Authorized Officer

Attest:

By: /s/ Charles E. Boswell                  Title: Vice President
   ---------------------------------               -----------------------------
         Authorized Officer

                                   EXHIBIT A
                              REINSURANCE SCHEDULE

Amount of Reinsurance per life: 50% of the first $60,000, as described in Par
1. of Art. IV

Policies/Plans/Riders to be Reinsured: All of the following policies (including applicable riders), if sold by and through agents of Producer registered with WMA Securities, Inc., shall be eligible to be reinsured under this Agreement. Subject to that condition, and subject to Par. 5 of Art. I, the following forms (including State variations thereof) having the following Policy Dates shall be reinsured:

----------------------------------------------------------------------------------------------------------------------------
                              POLICY NAME OR
    REINSURED                  DESCRIPTION               REINSURED                WRL PLAN CODE
     BLOCKS                    AND FORM NO.                PLANS                    CO. CODE                 WRL YRT CODE
----------------------------------------------------------------------------------------------------------------------------
Block 1: Policies          WRL Freedom Equity         Base Policy Only:             (Co. 15)
with Policy                Protector variable
Dates 6/30/96              universal life (FEP)*,      -Standard FEP             -F67001/F67002             -565506/565507
and prior                  Policy Form No.             -LIPP FEP                 -F67501/F67509             -567503/567502
                           VLB.01.07.89                -Group or
                                                         Sponsored FEP           -F67601/F67602             -565506/565507
                                                       -Prot. Plus FEP           -F67801/F67802             -567503/567502
----------------------------------------------------------------------------------------------------------------------------
Block 2: Policies          FEP* Policy Form No.       Base Policy:                   (Co. 15)
with Policy                VLB.01.0789, including
Dates on or                Primary Insured Rider       -Standard FEP             -F67001/F67002             -565506/565507
after 7/1/96 up            (PIR) and PIR Plus,         -Group or
to start date of           Form No.                      Sponsored FEP           -F67601/F67602             -565506/565507
Block 3                    ULR1.01.05.84, and          -Prot. Plus FEP           -F67801/F67802             -567503/567502
                           Other Insured Rider
                           (OIR), Form No.            and, if applicable:
                           ULR2.01.5.84.
                                                       -PIR                                                 -560129/560612

                                                       -PIR PLUS                                            -560610/560611

                                                       -OIR                                                 -560128/560613
----------------------------------------------------------------------------------------------------------------------------
Block 3: Start             Successor to FEP*, PIR,    Base Policy and, if        To be determined           To be determined
date of Policies            PIR PLUS and OIR          applicable: PIR,
to be                                                 PIR PLUS, and
determined                                            OIR
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              EFFECTIVE DATE
    REINSURED                   FOR EACH                 REINSURANCE PREMIUM
     BLOCKS                   POLICY/RIDER               RATES DUE REINSURER
--------------------------------------------------------------------------------
Block 1: Policies          The first Policy           From Effective Date, at
with Policy                Monthiversary on or        Point in Scale Rates, per
Dates 6/30/96              after 6/1/96               Schedule I
and prior



--------------------------------------------------------------------------------
Block 2: Policies          Policy/Rider Date          From the Policy/Rider
with Policy                                           Date, at Point in Scale
Dates on or                                           Rates, per Schedule I
after 7/1/96 up
to start date of
Block 3








--------------------------------------------------------------------------------
Block 3: Start             Policy/Rider Date          From the Policy/Rider
date of Policies                                      Date, at Point in Scale
to be                                                 Rates, per Schedule I
determined
--------------------------------------------------------------------------------


*Including any benefits payable under the Terminal Illness Accelerated Death Benefit Rider form ACCDB-10/94.

                              EXHIBIT A (CONT'D.)


Reinsurance Allowances:
-----------------------

     Reinsurer shall pay Company, or Company shall offset against reinsurance premiums due, the following allowances, stated as a percentage of the applicable reinsurance premium:

                                                             BLOCKS 1 AND 2          BLOCK 3
                First Policy Year:

                Renewal Policy Years - Ultimate Classes:             *                  *

                Renewal Policy Years - Non-Ultimate Classes:

           * Material has been omitted pursuant to a request for confidential treatment. Omitted material has been filed separately.


Initial Ceding Allowance:
-------------------------


            * Material has been omitted pursuant to a request for confidential treatment. Omitted material has been filed separately.


Current Retention Schedule of Western Reserve Life:
---------------------------------------------------

                                                         Standard Thru
                   Status          Age At Issue             Table 4*          Table 5-16**
                   ------          ------------          -------------        ------------

                All business       All issue ages          $500,000             $250,000

The above limits apply to the combination of the life plus ADB.

     * Or Flat Extra ratings of up to and including $5.00 per thousand annually

     ** Or Flat Extra ratings greater than $5.00 per thousand annually or on any combination of Flat Extra and Substandard ratings

                                   EXHIBIT B

                            FORM OF LETTER OF CREDIT
                            ------------------------



Effective Date



Western Reserve Life Assurance Co. of Ohio
201 Highland Avenue
Largo, FL  34640

Dear Sirs:

     By order of WMA Life Insurance Company Limited we are instructed to open a clean irrevocable Letter of Credit in your favor for U.S. ____________(Amount).

     We undertake that drawings under this Letter of Credit will be honored upon presentation of your draft drawn on _________________(Issuer) at ____________(Address) prior to expiration date.

     This Letter of Credit expires on _____________, but will automatically extend for an additional two years if you have not received by registered mail, notification of intention not to renew 30 days prior to the original expiry date of each subsequent expiry date.

                      SCHEDULE I TO REINSURANCE AGREEMENT

                     SCHEDULE OF REINSURANCE PREMIUM RATES

     This Schedule is dated June 1, 1996 and sets forth the Reinsurance Premium Rates per $1,000 of Amount Reinsured. The monthly Reinsurance Premium shall be paid at 1/12th the annual rate.

     The rates in this Schedule are subject to the Company's table rating percentages, if applicable, as described in Paragraph 2 of Article V. The Company's current table percentages are:


              Risk Table                        Percentage
              ----------                        ----------
                  2                                150%
                  3                                175%
              -each table thereafter-           -an additional 25%




                            Schedule 1 - Page 1 of 5

YRT Premium Rates - Male Nonsmoker


                                                                                                                           Attained
         1     2      3      4      5     6      7       8      9     10       11      12     13    14    15   Ultimate       Age
------------------------------------------------------------------------------------------------------------------------------------
  0                                                                                                                            15
  1                                                                                                                            16
  2                                                                                                                            17
  3                                                                                                                            18
  4                                                                                                                            19
      --------------------------------------------------------------------------------------------------------------------
  5                                                                                                                            20
  6                                                                                                                            21
  7                                                                                                                            22
  8                                                                                                                            23
  9                                                                                                                            24
      --------------------------------------------------------------------------------------------------------------------
  10                                                                                                                           25
  11                                                                                                                           26
  12                                                                                                                           27
  13                                                                                                                           28
  14                                                                                                                           29
      --------------------------------------------------------------------------------------------------------------------
  15  0.97   1.21   1.33   1.35   1.35   1.34   1.34   1.33   1.31   1.30     1.28   1.30   1.28   1.29   1.31        1.54     30
  16  1.20   1.26   1.34   1.36   1.34   1.34   1.34   1.32   1.30   1.28     1.26   1.27   1.26   1.29   1.30        1.48     31
  17  1.24   1.27   1.35   1.35   1.34   1.34   1.33   1.30   1.27   1.25     1.23   1.25   1.25   1.27   1.26        1.44     32
  18  1.24   1.28   1.33   1.34   1.33   1.31   1.30   1.27   1.24   1.22     1.21   1.24   1.24   1.24   1.23        1.41     33
  19  1.25   1.26   1.32   1.32   1.30   1.28   1.26   1.23   1.21   1.20     1.20   1.22   1.20   1.20   1.21        1.39     34
      --------------------------------------------------------------------------------------------------------------------
  20  1.22   1.25   1.29   1.28   1.26   1.24   1.21   1.19   1.18   1.18     1.18   1.18   1.17   1.19   1.21        1.38     35
  21  1.21   1.22   1.25   1.24   1.21   1.18   1.16   1.15   1.15   1.16     1.14   1.14   1.15   1.18   1.20        1.41     36
  22  1.18   1.18   1.20   1.18   1.15   1.13   1.12   1.12   1.13   1.12     1.11   1.12   1.14   1.17   1.24        1.46     37
  23  1.13   1.13   1.14   1.11   1.09   1.08   1.08   1.09   1.08   1.08     1.09   1.11   1.13   1.21   1.29        1.52     38
  24  1.08   1.07   1.07   1.05   1.04   1.04   1.05   1.04   1.04   1.06     1.08   1.10   1.16   1.25   1.34        1.59     39
      --------------------------------------------------------------------------------------------------------------------
  25  1.02   1.01   1.00   0.99   0.99   0.99   0.99   0.99   1.02   1.04     1.07   1.13   1.20   1.30   1.41        1.67     40
  26  1.00   0.99   1.00   1.00   1.00   0.99   0.99   1.00   1.03   1.06     1.11   1.18   1.26   1.37   1.49        1.79     41
  27  0.97   0.98   1.00   1.01   1.00   0.99   1.00   1.01   1.04   1.10     1.16   1.24   1.33   1.45   1.59        1.92     42
  28  0.95   0.97   1.00   0.99   0.99   0.99   1.01   1.03   1.09   1.15     1.23   1.30   1.41   1.55   1.72        2.08     43
  29  0.93   0.96   0.98   0.99   1.00   1.00   1.02   1.07   1.14   1.21     1.30   1.39   1.51   1.68   1.87        2.27     44
      --------------------------------------------------------------------------------------------------------------------
  30  0.91   0.93   0.97   0.99   1.01   1.02   1.07   1.13   1.21   1.29     1.38   1.49   1.64   1.83   2.05        2.49     45
  31  0.88   0.90   0.97   0.99   1.02   1.06   1.12   1.20   1.28   1.37     1.49   1.62   1.79   2.01   2.25        2.73     46
  32  0.85   0.89   0.97   1.00   1.06   1.12   1.19   1.27   1.37   1.48     1.63   1.78   1.97   2.21   2.48        3.01     47
  33  0.83   0.88   0.97   1.04   1.12   1.18   1.27   1.36   1.49   1.62     1.79   1.96   2.17   2.44   2.74        3.30     48
  34  0.82   0.88   1.01   1.09   1.18   1.25   1.36   1.48   1.63   1.78     1.98   2.17   2.41   2.71   3.02        3.63     49
      --------------------------------------------------------------------------------------------------------------------
  35  0.81   0.89   1.05   1.15   1.25   1.34   1.47   1.62   1.80   1.97     2.19   2.41   2.67   2.99   3.33        3.96     50
  36  0.82   0.92   1.09   1.20   1.32   1.43   1.58   1.74   1.94   2.13     2.38   2.63   2.91   3.26   3.61        4.43     51
  37  0.84   0.96   1.14   1.27   1.41   1.54   1.70   1.88   2.09   2.31     2.59   2.85   3.17   3.53   4.01        4.97     52
  38  0.87   1.00   1.20   1.36   1.51   1.66   1.84   2.04   2.27   2.51     2.80   3.09   3.43   3.92   4.45        5.56     53
  39  0.90   1.06   1.28   1.46   1.64   1.81   2.00   2.22   2.46   2.71     3.03   3.34   3.81   4.35   4.94        6.21     54
      --------------------------------------------------------------------------------------------------------------------
  40  0.93   1.13   1.38   1.58   1.79   1.98   2.19   2.42   2.67   2.93     3.27   3.69   4.23   4.83   5.48        6.94     55
  41  0.98   1.21   1.50   1.73   1.96   2.18   2.40   2.62   2.89   3.16     3.60   4.09   4.69   5.36   6.07        7.72     56
  42  1.04   1.31   1.63   1.90   2.15   2.40   2.62   2.85   3.11   3.48     3.97   4.52   5.19   5.93   6.69        8.59     57
  43  1.11   1.42   1.79   2.09   2.37   2.64   2.86   3.08   3.43   3.84     4.38   4.99   5.75   6.55   7.38        9.58     58
  44  1.19   1.56   1.97   2.31   2.61   2.90   3.11   3.41   3.78   4.22     4.82   5.51   6.34   7.22   8.16       10.70     59
      --------------------------------------------------------------------------------------------------------------------
  45  1.29   1.71   2.18   2.54   2.87   3.17   3.46   3.78   4.17   4.65     5.30   6.06   7.00   7.99   9.03       11.97     60
  46  1.38   1.85   2.34   2.74   3.08   3.49   3.84   4.22   4.67   5.23     5.99   6.83   7.90   9.04  10.25       13.25     61
  47  1.49   1.99   2.51   2.93   3.39   3.86   4.26   4.70   5.23   5.86     6.77   7.73   8.94  10.24  11.51       14.65     62
  48  1.61   2.14   2.68   3.21   3.73   4.25   4.73   5.24   5.83   6.57     7.66   8.75  10.13  11.49  12.92       16.15     63
  49  1.73   2.29   2.93   3.53   4.10   4.68   5.24   5.82   6.51   7.38     8.69   9.93  11.36  12.87  14.45       17.80     64
      --------------------------------------------------------------------------------------------------------------------
  50  1.86   2.50   3.20   3.86   4.51   5.15   5.78   6.46   7.28   8.31     9.86  11.15  12.73  14.39  16.16       19.61     65
  51  2.04   2.75   3.49   4.22   4.95   5.64   6.38   7.19   8.15   9.37    11.09  12.51  14.22  16.07  18.06       21.63     66
  52  2.25   3.01   3.81   4.62   5.40   6.18   7.05   8.01   9.15  10.46    12.45  13.99  15.88  17.93  20.21       23.88     67
  53  2.47   3.29   4.14   5.02   5.90   6.78   7.81   8.95  10.16  11.66    13.94  15.64  17.72  20.04  22.62       26.36     68
  54  2.72   3.60   4.49   5.46   6.46   7.46   8.67   9.89  11.28  12.97    15.60  17.47  19.80  22.40  25.33       29.10     69
      --------------------------------------------------------------------------------------------------------------------
  55  2.99   3.93   4.86   5.95   7.08   8.21   9.52  10.93  12.49  14.42    17.44  19.55  22.14  25.05  28.35       32.10     70
  56  3.15   4.16   5.21   6.39   7.61   8.72  10.12  11.57  13.23  15.25    18.41  20.60  23.37  26.50  29.98       35.27     71
  57  3.30   4.40   5.57   6.86   8.08   9.24  10.72  12.23  13.99  16.11    19.42  21.67  24.61  27.94  31.50       38.64     72
  58  3.45   4.65   5.96   7.28   8.55   9.75  11.32  12.89  14.78  17.00    20.43  22.73  25.84  29.29  32.95       42.31     73
  59  3.60   4.91   6.30   7.71   9.02  10.25  11.92  13.58  15.60  17.90    21.43  23.76  26.95  30.54  34.36       46.33     74
      --------------------------------------------------------------------------------------------------------------------
  60  3.75   5.11   6.63   8.12   9.48  10.75  12.55  14.28  16.43  18.81    22.41  24.66  27.95  31.74  35.74       50.77     75
  61  3.85   5.29   6.95   8.53   9.94  11.26  13.19  14.98  17.26  19.69    23.26  25.44  28.87  32.89  37.10       55.68     76
  62  3.92   5.45   7.27   8.93  10.40  11.78  13.82  15.67  18.08  20.47    24.01  26.11  29.71  34.00  38.42       61.11     77
  63  3.95   5.58   7.57   9.34  10.86  12.27  14.45  16.33  18.80  21.16    24.66  26.68  30.48  35.05  39.67       67.05     78
  64  3.96   5.67   7.87   9.75  11.31  12.74  15.04  16.89  19.43  21.77    25.21  27.15  31.13  36.00  40.79       73.52     79
      --------------------------------------------------------------------------------------------------------------------
  65  3.92   5.74   8.15  10.14  11.74  13.17  15.54  17.36  20.00  22.31    25.67  27.48  31.66  36.80  41.73       80.51     80
  66  4.29   6.32   8.96  11.20  13.04  14.57  17.12  19.11  21.91  24.43    28.05  30.18  34.76  40.38  45.60       88.09     81
  67  4.71   6.97   9.86  12.37  14.43  16.09  18.85  21.04  24.03  26.77    30.67  33.13  38.13  44.27  49.80       96.11     82
  68  5.17   7.69  10.84  13.60  15.93  17.75  20.75  23.19  26.38  29.36    33.53  36.35  41.79  48.48  54.23      104.63     83
  69  5.68   8.48  11.87  14.93  17.57  19.58  22.87  25.57  28.97  32.20    36.64  39.84  45.76  52.95  58.92      114.01     84
      --------------------------------------------------------------------------------------------------------------------
  70  6.24   9.31  12.97  16.37  19.39  21.62  25.22  28.23  31.82  35.28    39.98  43.62  49.96  57.71  64.09      124.28     85
  71  6.83  10.21  14.16  17.95  21.41  23.90  27.84  31.15  34.93  38.62    43.59  47.63  54.44  62.96  69.73      135.43     86
  72  7.46  11.18  15.46  19.71  23.66  26.43  30.73  34.35  38.29  42.23    47.39  51.90  59.38  68.71  75.85      147.47     87
  73  8.15  12.26  16.90  21.66  26.17  29.22  33.89  37.84  41.94  46.06    51.42  56.61  64.78  74.96  82.44      160.39     88
  74  8.90  13.45  18.49  23.82  28.94  32.29  37.33  41.64  45.81  50.12    55.84  61.77  70.66  81.72  89.50      174.01     89
  75  9.74  14.77  20.25  26.19  31.98  35.64  41.09  45.70  49.93  54.60    60.66  57.37  77.01  88.99  96.92      188.09     90
      --------------------------------------------------------------------------------------------------------------------
  76 10.65  16.18  22.19  28.69  35.00  38.97  44.81  49.73  54.39  59.50    66.08  73.34  83.74  96.53 104.75      205.68     91
  77 11.65  17.72  24.31  31.40  38.27  42.50  48.76  54.18  59.27  64.82    71.94  79.75  90.84 104.33 114.53      224.20     92
  78 12.76  19.40  26.59  34.33  41.73  46.24  53.12  59.04  64.57  70.56    78.22  86.50  98.17 114.07 124.82      243.68     93
  79 13.95  21.22  29.07  37.43  45.41  50.37  57.88  64.31  70.28  76.72    84.85  93.49 107.33 124.32 135.65      264.14     94
  80 15.25  23.18  31.69  40.73  49.46  54.89  63.05  70.01  76.43  83.22    91.70 102.21 116.97 135.10 147.03      285.62     95
      --------------------------------------------------------------------------------------------------------------------
                                                                                                                    308.14     96
                                                                                                                    331.72     97
                                                                                                                    356.40     98
                                                                                                                    382.20     99
                                                                                                                    409.15    100


                            Schedule 1 - Page 2 of 5

YRT PREMIUM RATES - MALE JUVENILE AND SMOKER

                                                                                                                            ATTAINED
      1      2      3      4      5      6      7      8      9       10      11      12      13      14      15   ULTIMATE   AGE
-----------------------------------------------------------------------------------------------------------------------------------
0    1.97   1.32   1.02   0.94   0.85   0.79   0.77   0.71    0.68    0.68    0.64    0.68    0.71    0.79    0.98    1.33     15
1    1.35   1.00   0.96   0.88   0.81   0.78   0.72   0.69    0.68    0.64    0.67    0.71    0.78    0.96    1.13    1.79     16
2    1.02   0.94   0.90   0.83   0.79   0.73   0.70   0.69    0.64    0.67    0.69    0.78    0.94    1.10    1.48    1.97     17
3    0.96   0.88   0.85   0.82   0.75   0.71   0.70   0.65    0.67    0.70    0.76    0.93    1.08    1.45    1.63    2.10     18
4    0.89   0.83   0.83   0.77   0.73   0.71   0.66   0.68    0.70    0.76    0.91    1.07    1.41    1.59    1.72    2.23     19
    ----------------------------------------------------------------------------------------------------------------------
5    0.84   0.82   0.78   0.74   0.73   0.67   0.69   0.71    0.77    0.91    1.04    1.40    1.54    1.68    1.83    2.33     20
6    0.83   0.77   0.76   0.74   0.68   0.70   0.72   0.78    0.92    1.05    1.35    1.53    1.63    1.78    1.90    2.46     21
7    0.78   0.75   0.76   0.70   0.71   0.74   0.80   0.94    1.05    1.36    1.48    1.62    1.73    1.86    2.00    2.56     22
8    0.76   0.75   0.71   0.73   0.75   0.81   0.96   1.08    1.37    1.49    1.57    1.72    1.80    1.95    2.08    2.64     23
9    0.76   0.70   0.75   0.77   0.83   0.98   1.11   1.41    1.50    1.57    1.66    1.79    1.89    2.03    2.14    2.69     24
    ----------------------------------------------------------------------------------------------------------------------
10   0.71   0.74   0.78   0.85   1.01   1.13   1.45   1.55    1.59    1.67    1.73    1.88    1.97    2.09    2.19    2.72     25
11   0.74   0.77   0.87   1.04   1.17   1.49   1.60   1.63    1.68    1.73    1.82    1.95    2.02    2.13    2.20    2.67     26
12   0.78   0.86   1.07   1.21   1.54   1.64   1.69   1.73    1.75    1.82    1.89    2.01    2.06    2.15    2.16    2.62     27
13   0.87   1.05   1.24   1.61   1.69   1.74   1.79   1.80    1.84    1.89    1.94    2.05    2.08    2.11    2.12    2.58     28
14   1.06   1.22   1.65   1.77   1.79   1.84   1.87   1.90    1.91    1.95    1.98    2.06    2.05    2.07    2.09    2.55     29
    ----------------------------------------------------------------------------------------------------------------------
15   1.24   1.62   1.82   1.88   1.91   1.92   1.97   1.97    1.97    1.98    1.99    2.03    2.01    2.04    2.08    2.53     30
16   1.59   1.72   1.86   1.93   1.92   1.97   2.00   1.99    1.98    1.99    1.96    1.99    1.99    2.03    2.07    2.43     31
17   1.69   1.75   1.91   1.94   1.96   1.99   2.00   1.99    1.98    1.95    1.92    1.96    1.97    2.02    2.01    2.35     32
18   1.71   1.79   1.91   1.96   1.97   1.98   1.99   1.97    1.92    1.90    1.89    1.94    1.96    1.96    1.96    2.31     33
19   1.74   1.79   1.92   1.96   1.95   1.96   1.96   1.90    1.87    1.87    1.88    1.92    1.90    1.91    1.94    2.29     34
    ----------------------------------------------------------------------------------------------------------------------
20   1.73   1.80   1.91   1.93   1.92   1.91   1.87   1.83    1.82    1.84    1.86    1.85    1.85    1.89    1.94    2.28     35
21   1.74   1.79   1.87   1.88   1.86   1.82   1.79   1.78    1.79    1.81    1.79    1.80    1.82    1.88    1.94    2.40     36
22   1.71   1.75   1.81   1.80   1.76   1.73   1.72   1.73    1.75    1.74    1.74    1.77    1.81    1.89    2.05    2.54     37
23   1.66   1.69   1.73   1.69   1.66   1.64   1.66   1.68    1.67    1.68    1.71    1.75    1.81    1.99    2.18    2.71     38
24   1.60   1.61   1.60   1.57   1.57   1.57   1.60   1.59    1.61    1.65    1.70    1.75    1.90    2.11    2.34    2.90     39
    ----------------------------------------------------------------------------------------------------------------------
25   1.51   1.50   1.49   1.47   1.49   1.50   1.50   1.51    1.56    1.63    1.69    1.83    2.01    2.26    2.52    3.13     40
26   1.48   1.47   1.49   1.50   1.52   1.50   1.50   1.53    1.59    1.66    1.80    1.96    2.17    2.43    2.73    3.42     41
27   1.44   1.45   1.50   1.52   1.51   1.50   1.53   1.56    1.63    1.77    1.94    2.12    2.34    2.64    3.00    3.78     42
28   1.40   1.44   1.52   1.51   1.51   1.52   1.56   1.60    1.75    1.91    2.10    2.30    2.55    2.91    3.33    4.20     43
29   1.38   1.43   1.49   1.50   1.53   1.55   1.59   1.73    1.89    2.07    2.28    2.51    2.82    3.24    3.71    4.70     44
    ----------------------------------------------------------------------------------------------------------------------
30   1.35   1.38   1.47   1.51   1.55   1.58   1.72   1.87    2.06    2.26    2.50    2.78    3.15    3.62    4.18    5.27     45
31   1.29   1.34   1.47   1.53   1.59   1.70   1.86   2.04    2.25    2.48    2.79    3.11    3.53    4.09    4.71    5.89     46
32   1.24   1.32   1.48   1.56   1.70   1.84   2.03   2.23    2.48    2.76    3.13    3.51    3.99    4.62    5.28    6.58     47
33   1.21   1.31   1.50   1.67   1.84   2.00   2.22   2.46    2.77    3.11    3.53    3.98    4.53    5.19    5.94    7.31     48
34   1.19   1.31   1.59   1.79   2.00   2.19   2.45   2.75    3.13    3.51    4.02    4.52    5.11    5.85    6.64    8.12     49
    ----------------------------------------------------------------------------------------------------------------------
35   1.17   1.36   1.70   1.94   2.18   2.41   2.74   3.11    3.55    4.01    4.59    5.12    5.78    6.56    7.42    8.97     50
36   1.22   1.45   1.82   2.08   2.36   2.64   3.01   3.43    3.93    4.43    5.05    5.66    6.37    7.23    8.13   10.16     51
37   1.28   1.55   1.95   2.26   2.59   2.92   3.33   3.80    4.34    4.88    5.57    6.22    7.02    7.93    9.13   11.51     52
38   1.36   1.66   2.11   2.48   2.86   3.25   3.71   4.22    4.79    5.38    6.11    6.84    7.69    8.91   10.26   13.01     53
39   1.44   1.80   2.32   2.75   3.19   3.64   4.14   4.67    5.28    5.89    6.69    7.47    8.64   10.01   11.50   14.68     54
    ----------------------------------------------------------------------------------------------------------------------
40   1.53   1.97   2.57   3.07   3.58   4.09   4.60   5.16    5.79    6.46    7.29    8.37    9.70   11.22   12.87   16.55     55
41   1.66   2.19   2.87   3.45   4.03   4.58   5.12   5.69    6.34    7.03    8.14    9.37   10.88   12.57   14.39   18.32     56
42   1.82   2.44   3.23   3.89   4.51   5.13   5.67   6.26    6.91    7.84    9.09   10.47   12.18   14.06   15.79   20.27     57
43   2.00   2.74   3.64   4.37   5.06   5.71   6.28   6.85    7.72    8.75   10.12   11.68   13.61   15.44   17.33   22.47     58
44   2.21   3.09   4.09   4.91   5.65   6.37   6.91   7.68    8.62    9.74   11.26   13.01   14.94   16.95   19.05   24.95     59
    ----------------------------------------------------------------------------------------------------------------------
45   2.46   3.47   4.60   5.49   6.30   7.06   7.80   8.62    9.61   10.83   12.50   14.24   16.40   18.64   20.96   27.73     60
46   2.70   3.81   5.01   5.99   6.85   7.88   8.77   9.73   10.89   12.31   14.08   16.00   18.43   20.99   23.66   30.48     61
47   2.97   4.16   5.44   6.49   7.63   8.80   9.84  10.97   12.32   13.76   15.84   18.02   20.75   23.65   26.41   33.47     62
48   3.26   4.54   5.88   7.20   8.50   9.81  11.02  12.35   13.69   15.36   17.85   20.31   23.39   26.37   29.45   36.65     63
49   3.57   4.93   6.51   8.00   9.45  10.91  12.33  13.65   15.21   17.18   20.15   22.92   26.07   29.35   32.73   40.09     64
    ----------------------------------------------------------------------------------------------------------------------
50   3.90   5.48   7.20   8.85  10.49  12.12  13.55  15.09   16.93   19.25   22.76   25.57   29.02   32.58   36.35   43.83     65
51   4.36   6.10   7.95   9.79  11.62  13.22  14.89  16.72   18.87   21.59   25.42   28.50   32.20   36.13   40.32   47.50     66
52   4.88   6.77   8.76  10.80  12.64  14.42  16.39  18.54   21.06   23.95   28.36   31.67   35.70   40.03   44.34   51.51     67
53   5.45   7.50   9.63  11.70  13.74  15.74  18.06  20.59   23.26   26.54   31.55   35.16   39.55   43.96   48.77   55.83     68
54   6.09   8.30  10.40  12.67  14.96  17.21  19.93  22.62   25.65   29.32   35.06   38.99   43.44   48.29   53.62   60.51     69
    ----------------------------------------------------------------------------------------------------------------------
55   6.79   9.03  11.22  13.74  16.32  18.84  21.75  24.83   28.21   32.37   38.91   42.87   47.71   53.03   58.93   65.51     70
56   7.11   9.51  11.95  14.67  17.42  19.88  22.96  26.10   29.66   33.97   40.36   44.37   49.44   55.05   61.14   70.60     71
57   7.41  10.01  12.71  15.66  18.37  20.91  24.13  27.37   31.11   35.29   41.79   45.81   51.11   56.97   63.02   75.88     72
58   7.72  10.52  13.52  16.51  19.32  21.90  25.29  28.63   32.30   36.59   43.16   47.17   52.65   58.56   64.65   81.47     73
59   8.02  11.04  14.20  17.35  20.22  22.86  26.44  29.63   33.48   37.86   44.45   48.38   53.85   59.89   66.09   87.45     74
    ----------------------------------------------------------------------------------------------------------------------
60   8.30  11.42  14.86  18.15  21.10  23.79  27.34  30.60   34.62   39.07   45.60   49.24   54.77   61.02   67.38   93.93     75
61   8.45  11.75  15.47  18.92  21.95  24.49  28.22  31.52   35.71   40.17   46.43   49.81   55.46   61.98   68.54  100.92     76
62   8.55  12.00  16.05  19.67  22.58  25.15  29.05  32.37   36.70   41.01   46.99   50.13   55.94   62.79   69.53  108.50     77
63   8.56  12.19  16.59  20.22  23.17  25.74  29.81  33.11   37.43   41.62   47.31   50.21   56.24   63.40   70.33  116.58     78
64   8.50  12.30  16.95  20.74  23.69  26.24  30.45  33.59   37.96   42.04   47.42   50.07   56.28   63.79   70.81  125.13     79
    ----------------------------------------------------------------------------------------------------------------------
65   8.33  12.23  17.26  21.19  24.13  26.62  30.87  33.86   38.31   42.28   47.32   49.64   56.05   63.84   70.89  134.11     80
66   9.02  13.28  18.67  23.01  26.35  28.93  33.39  36.58   41.17   45.36   50.67   53.42   60.28   68.60   75.85  143.56     81
67   9.76  14.42  20.20  24.97  28.64  31.36  36.07  39.51   44.28   48.68   54.29   57.45   64.77   73.62   81.04  153.20     82
68  10.57  15.65  21.82  26.98  31.04  33.95  38.96  42.70   47.63   52.28   58.15   61.73   69.48   78.90   86.33  163.07     83
69  11.44  16.97  23.48  29.06  33.61  36.75  42.11  46.17   51.27   56.11   62.21   66.22   74.45   84.30   91.73  173.69     84
    ----------------------------------------------------------------------------------------------------------------------
70  12.38  18.33  25.19  31.28  36.38  39.80  45.54  49.94   55.16   60.16   66.46   70.96   79.53   89.85   97.54  185.00     85
71  13.33  19.75  27.00  33.66  39.40  43.12  49.26  53.99   59.29   64.41   70.90   75.81   84.74   95.82  103.71  196.92     86
72  14.33  21.25  28.94  36.25  42.69  46.74  53.26  58.31   63.63   68.87   75.42   80.78   90.35  102.19  110.20  209.37     87
73  15.38  22.86  31.03  39.05  46.28  50.64  57.53  62.88   68.21   73.42   80.02   86.13   96.33  108.91  116.96  222.27     88
74  16.51  24.62  33.29  42.10  50.14  54.80  62.04  67.73   72.89   78.07   84.95   91.84  102.65  115.95  123.95  235.28     89
75  17.73  26.52  35.74  45.35  54.26  59.21  66.82  72.72   77.70   83.07   90.19   97.86  109.25  123.25  130.98  248.03     90
    ----------------------------------------------------------------------------------------------------------------------
76  19.03  28.48  38.38  48.66  58.14  63.37  71.29  77.39   82.74   88.46   95.99  104.04  115.97  130.45  138.07  264.41     91
77  20.43  30.58  41.17  52.13  62.22  67.60  75.87  82.42   88.12   94.15  102.04  110.43  122.75  137.52  147.18  280.85     92
78  21.93  32.80  44.11  55.79  66.38  71.95  80.80  87.77   93.78  100.09  108.32  116.88  129.39  146.58  156.32  297.32     93
79  23.51  35.14  47.20  59.52  70.64  76.62  86.05  93.41   99.69  106.24  114.65  123.21  137.92  155.69  165.48  313.77     94
80  25.17  37.59  50.35  63.33  75.23  81.59  91.58  99.30  105.82  112.44  120.85  131.33  146.48  164.81  174.62  330.15     95
    ----------------------------------------------------------------------------------------------------------------------
                                                                                                                    346.40     96
                                                                                                                    362.48     97
                                                                                                                    378.34     98
                                                                                                                    393.91     99
                                                                                                                    409.15    100






                            Schedule 1 - Page 3 of 5

YRT Premium Rates - Female Nonsmoker


       1        2        3        4        5        6        7        8        9        10       11        12        13        14
-----------------------------------------------------------------------------------------------------------------------------------
 0
 1
 2
 3
 4
     ------------------------------------------------------------------------------------------------------------------------------
 5
 6
 7
 8
 9
     ------------------------------------------------------------------------------------------------------------------------------
10
11
12
13
14
     ------------------------------------------------------------------------------------------------------------------------------
15    0.62     0.66     0.68     0.68     0.68     0.68     0.69     0.69     0.72     0.71      0.71      0.73      0.74      0.76
16    0.63     0.67     0.69     0.68     0.68     0.69     0.69     0.70     0.72     0.71      0.72      0.74      0.76      0.78
17    0.64     0.68     0.68     0.68     0.69     0.69     0.69     0.70     0.72     0.72      0.73      0.75      0.78      0.81
18    0.65     0.67     0.68     0.68     0.69     0.69     0.69     0.70     0.72     0.73      0.75      0.77      0.80      0.82
19    0.64     0.67     0.68     0.69     0.69     0.69     0.69     0.70     0.73     0.74      0.77      0.79      0.82      0.84
     ------------------------------------------------------------------------------------------------------------------------------
20    0.64     0.67     0.68     0.68     0.68     0.68     0.69     0.71     0.74     0.75      0.79      0.81      0.83      0.86
21    0.64     0.66     0.68     0.68     0.68     0.68     0.70     0.72     0.75     0.76      0.80      0.82      0.85      0.89
22    0.63     0.66     0.67     0.67     0.68     0.69     0.70     0.73     0.76     0.77      0.82      0.84      0.88      0.93
23    0.62     0.65     0.66     0.67     0.68     0.69     0.71     0.74     0.77     0.78      0.84      0.87      0.92      0.98
24    0.62     0.64     0.66     0.67     0.68     0.69     0.72     0.75     0.77     0.79      0.86      0.91      0.97      1.04
     ------------------------------------------------------------------------------------------------------------------------------
25    0.61     0.63     0.66     0.67     0.69     0.70     0.73     0.76     0.78     0.81      0.90      0.96      1.03      1.12
26    0.61     0.63     0.66     0.68     0.70     0.71     0.74     0.77     0.80     0.84      0.93      1.00      1.08      1.18
27    0.61     0.64     0.67     0.69     0.71     0.73     0.76     0.79     0.83     0.87      0.98      1.06      1.14      1.25
28    0.61     0.64     0.68     0.70     0.72     0.75     0.78     0.82     0.87     0.92      1.03      1.11      1.21      1.36
29    0.62     0.65     0.68     0.71     0.74     0.77     0.81     0.86     0.92     0.97      1.09      1.18      1.32      1.49
     ------------------------------------------------------------------------------------------------------------------------------
30    0.62     0.65     0.68     0.72     0.76     0.80     0.85     0.91     0.97     1.03      1.16      1.30      1.45      1.62
31    0.62     0.65     0.69     0.73     0.78     0.84     0.90     0.96     1.03     1.10      1.27      1.42      1.57      1.75
32    0.62     0.65     0.70     0.76     0.82     0.89     0.95     1.03     1.10     1.21      1.40      1.55      1.70      1.90
33    0.63     0.66     0.71     0.79     0.86     0.94     1.02     1.10     1.21     1.34      1.53      1.68      1.84      2.05
34    0.63     0.67     0.74     0.82     0.91     1.01     1.09     1.21     1.34     1.47      1.66      1.82      1.99      2.20
     ------------------------------------------------------------------------------------------------------------------------------
35    0.64     0.69     0.76     0.86     0.97     1.08     1.21     1.34     1.47     1.60      1.81      1.97      2.14      2.36
36    0.66     0.72     0.80     0.91     1.03     1.19     1.34     1.48     1.61     1.76      1.98      2.15      2.33      2.57
37    0.69     0.76     0.85     0.97     1.14     1.31     1.47     1.62     1.77     1.93      2.15      2.34      2.53      2.81
38    0.71     0.80     0.90     1.07     1.25     1.44     1.60     1.77     1.94     2.11      2.35      2.55      2.76      3.11
39    0.74     0.85     0.99     1.18     1.37     1.58     1.76     1.94     2.11     2.31      2.55      2.78      3.05      3.44
     ------------------------------------------------------------------------------------------------------------------------------
40    0.78     0.92     1.09     1.29     1.50     1.73     1.92     2.12     2.31     2.52      2.79      3.07      3.37      3.84
41    0.84     1.01     1.19     1.41     1.64     1.89     2.09     2.31     2.52     2.76      3.09      3.40      3.75      4.28
42    0.91     1.10     1.30     1.55     1.80     2.06     2.28     2.52     2.77     3.07      3.42      3.78      4.17      4.79
43    0.98     1.20     1.43     1.69     1.96     2.24     2.49     2.76     3.07     3.40      3.81      4.22      4.66      5.27
44    1.05     1.31     1.57     1.85     2.14     2.44     2.72     3.06     3.40     3.80      4.25      4.71      5.11      5.80
     ------------------------------------------------------------------------------------------------------------------------------
45    1.14     1.44     1.71     2.02     2.33     2.67     3.01     3.39     3.80     4.26      4.75      5.17      5.61      6.39
46    1.22     1.55     1.86     2.19     2.55     2.96     3.36     3.82     4.29     4.82      5.29      5.77      6.29      7.17
47    1.32     1.68     2.01     2.39     2.83     3.29     3.77     4.31     4.84     5.36      5.89      6.45      7.04      8.03
48    1.41     1.81     2.20     2.64     3.13     3.68     4.24     4.87     5.38     5.96      6.57      7.21      7.86      8.93
49    1.52     1.97     2.42     2.91     3.49     4.12     4.77     5.41     5.99     6.65      7.32      8.03      8.73      9.92
     ------------------------------------------------------------------------------------------------------------------------------
50    1.64     2.16     2.67     3.24     3.90     4.62     5.29     6.02     6.67     7.40      8.14      8.89      9.67     10.99
51    1.80     2.37     2.96     3.61     4.36     5.09     5.86     6.70     7.42     8.22      8.99      9.83     10.70     12.19
52    1.97     2.63     3.29     4.03     4.80     5.62     6.51     7.46     8.23     9.08      9.93     10.86     11.84     13.52
53    2.17     2.91     3.67     4.42     5.29     6.22     7.22     8.28     9.08    10.01     10.94     11.99     13.10     15.01
54    2.39     3.23     4.03     4.86     5.83     6.87     7.99     9.14    10.01    11.02     12.05     13.25     14.52     16.68
     ------------------------------------------------------------------------------------------------------------------------------
55    2.65     3.54     4.43     5.35     6.43     7.58     8.79    10.07    11.01    12.14     13.29     14.65     16.11     18.55
56    2.80     3.76     4.72     5.71     6.84     8.01     9.28    10.62    11.65    12.89     14.25     15.72     17.30     19.94
57    2.96     4.00     5.03     6.07     7.23     8.44     9.77    11.19    12.33    13.70     15.30     16.89     18.60     21.51
58    3.14     4.24     5.34     6.42     7.62     8.87    10.27    11.78    13.06    14.56     16.43     18.15     20.05     22.90
59    3.31     4.49     5.63     6.76     8.01     9.32    10.80    12.41    13.83    15.49     17.66     19.57     21.34     24.48
     ------------------------------------------------------------------------------------------------------------------------------
60    3.49     4.71     5.92     7.11     8.41     9.78    11.35    13.08    14.65    16.47     19.05     20.82     22.81     26.31
61    3.65     4.94     6.21     7.47     8.83    10.26    11.93    13.77    15.52    17.57     20.27     22.26     24.51     28.41
62    3.80     5.16     6.51     7.85     9.27    10.77    12.54    14.50    16.48    18.49     21.67     23.91     26.45     30.79
63    3.95     5.39     6.82     8.24     9.73    11.30    13.17    15.29    17.26    19.53     23.28     25.80     28.66     33.49
64    4.10     5.62     7.14     8.66    10.21    11.84    13.86    15.90    18.14    20.72     25.13     27.95     31.16     36.52
     ------------------------------------------------------------------------------------------------------------------------------
65    4.26     5.86     7.48     9.09    10.70    12.43    14.37    16.59    19.15    22.07     27.24     30.39     33.97     39.88
66    4.58     6.32     8.08     9.83    11.61    13.33    15.49    17.99    20.90    24.24     29.95     33.51     37.53     44.05
67    4.94     6.82     8.73    10.67    12.45    14.36    16.78    19.61    22.91    26.72     33.01     37.01     41.47     48.58
68    5.34     7.37     9.48    11.43    13.41    15.55    18.27    21.46    25.20    29.54     36.45     40.88     45.75     54.03
69    5.77     8.00    10.15    12.31    14.51    16.92    19.99    23.58    27.81    32.71     40.25     45.09     50.90     59.92
     ------------------------------------------------------------------------------------------------------------------------------
70    6.26     8.57    10.93    13.33    15.78    18.50    21.94    25.98    30.73    36.23     44.38     50.14     56.46     66.22
71    6.71     9.23    11.84    14.49    17.25    20.29    24.15    28.67    33.97    40.06     49.34     55.60     62.43     72.94
72    7.23     9.98    12.87    15.83    18.91    22.33    26.63    31.65    37.49    44.68     54.69     61.45     68.79     80.06
73    7.83    10.86    14.06    17.36    20.79    24.61    29.36    34.88    41.72    49.68     60.43     67.68     75.53     87.57
74    8.52    11.86    15.42    19.09    22.91    27.12    32.33    38.76    46.29    55.06     66.54     74.29     82.64     95.46
75    9.32    13.00    16.96    21.03    25.23    29.84    35.89    42.95    51.20    60.83     73.01     81.25     90.12    103.71
     ------------------------------------------------------------------------------------------------------------------------------
76   10.28    14.40    18.82    23.35    27.99    33.38    40.04    47.76    56.76    67.20     80.39     89.16     98.57    113.08
77   11.38    15.98    20.90    25.90    31.31    37.24    44.53    52.95    62.70    73.99     88.22     97.52    107.47    122.92
78   12.61    17.74    23.18    28.97    34.92    41.41    49.36    58.49    69.03    81.19     96.49    106.33    116.83    134.67
79   13.99    19.66    25.91    32.31    38.83    45.90    54.52    64.39    75.75    88.80    105.21    115.59    127.99    147.12
80   15.50    21.98    28.90    35.92    43.04    50.69    60.02    70.65    82.85    96.81    114.36    126.63    139.82    160.29
     ------------------------------------------------------------------------------------------------------------------------------

                                 Attained
       15           Ultimate        Age
-----------------------------------------
 0                                  15
 1                                  16
 2                                  17
 3                                  18
 4                                  19
     ------------------------
 5                                  20
 6                                  21
 7                                  22
 8                                  23
 9                                  24
     -----------------------
10                                  25
11                                  26
12                                  27
13                                  28
14                                  29
     -----------------------
15        0.79          0.90        30
16        0.81          0.91        31
17        0.83          0.92        32
18        0.85          0.94        33
19        0.87          0.96        34
     -----------------------
20        0.90          1.00        35
21        0.94          1.04        36
22        0.99          1.10        37
23        1.06          1.17        38
24        1.13          1.25        39
     -----------------------
25        1.22          1.34        40
26        1.29          1.48        41
27        1.41          1.64        42
28        1.54          1.81        43
29        1.67          1.98        44
     -----------------------
30        1.80          2.18        45
31        1.94          2.38        46
32        2.09          2.60        47
33        2.23          2.83        48
34        2.39          3.08        49
     -----------------------
35        2.55          3.37        50
36        2.79          3.72        51
37        3.08          4.11        52
38        3.41          4.58        53
39        3.80          5.10        54
     -----------------------
40        4.24          5.69        55
41        4.73          6.24        56
42        5.20          6.85        57
43        5.72          7.52        58
44        6.30          8.26        59
     -----------------------
45        6.93          9.05        60
46        7.77          9.85        61
47        8.66         10.71        62
48        9.64         11.62        63
49       10.70         12.62        64
     -----------------------
50       11.89         13.71        65
51       13.21         14.92        66
52       14.69         16.25        67
53       16.34         17.73        68
54       18.20         19.35        69
     -----------------------
55       20.29         21.19        70
56       21.90         22.92        71
57       23.33         24.91        72
58       24.97         27.20        73
59       26.86         29.86        74
     -----------------------
60       29.03         32.93        75
61       31.50         36.44        76
62       34.29         40.44        77
63       37.43         44.96        78
64       40.92         49.99        79
     -----------------------
65       44.72         55.49        80
66       49.33         62.12        81
67       54.88         69.34        82
68       60.87         77.15        83
69       67.30         85.55        84
     -----------------------
70       74.15         94.53        85
71       81.41        104.10        86
72       89.07        114.24        87
73       97.12        124.97        88
74      105.55        136.27        89
75      114.33        148.14        90
     -----------------------
76      124.29        162.30        91
77      136.16        177.31        92
78      148.75        193.19        93
79      162.07        209.95        94
80      176.12        227.61        95
     -----------------------
                      246.18        96
                      265.68        97
                      286.12        98
                      307.53        99
                      329.91        100


                            Schedule 1 - Page 4 of 5

YRT Premium Rates - Female Juvenile and Smoker

                                                                                                                            Attained
        1      2      3      4      5      6       7       8       9      10     11     12     13     14     15     Ultimate    Age
       -----------------------------------------------------------------------------------------------------------------------------
 0      1.16   0.71   0.67   0.64   0.61   0.59    0.57   0.56    0.57   0.56   0.57   0.59   0.62   0.65   0.70       0.82      15
 1      0.69   0.68   0.65   0.61   0.59   0.58    0.56   0.56    0.57   0.57   0.58   0.61   0.64   0.69   0.74       0.86      l6
 2      0.65   0.65   0.62   0.60   0.58   0.56    0.56   0.56    0.58   0.59   0.61   0.64   0.68   0.73   0.77       0.90      17
 3      0.63   0.63   0.61   0.58   0.56   0.56    0.56   0.56    0.59   0.61   0.63   0.68   0.72   0.76   0.80       0.93      18
 4      0.61   0.61   0.59   0.56   0.56   0.56    0.56   0.58    0.62   0.63   0.67   0.71   0.75   0.79   0.83       0.95      19
       --------------------------------------------------------------------------------------------------------------------
 5      0.59   0.59   0.57   0.56   0.56   0.57    0.58   0.60    0.64   0.67   0.70   0.74   0.78   0.81   0.84       0.96      20
 6      0.57   0.57   0.57   0.56   0.57   0.58    0.60   0.62    0.68   0.70   0.73   0.77   0.80   0.83   0.86       0.98      21
 7      0.56   0.57   0.57   0.57   0.59   0.60    0.62   0.66    0.71   0.73   0.76   0.79   0.81   0.84   0.87       1.01      22
 8      0.56   0.57   0.58   0.59   0.61   0.63    0.66   0.69    0.74   0.76   0.78   0.80   0.83   0.86   0.89       1.02      23
 9      0.56   0.58   0.60   0.61   0.63   0.66    0.69   0.72    0.77   0.78   0.79   0.81   0.84   0.87   0.90       1.03      24
       --------------------------------------------------------------------------------------------------------------------
 10     0.57   0.60   0.62   0.63   0.67   0.69    0.72   0.74    0.79   0.80   0.80   0.83   0.86   0.88   0.91       1.04      25
 11     0.58   0.62   0.64   0.67   0.70   0.72    0.74   0.76    0.81   0.81   0.82   0.85   0.87   0.89   0.91       1.07      26
 12     0.60   0.65   0.68   0.70   0.73   0.75    0.76   0.78    0.82   0.83   0.83   0.85   0.88   0.90   0.94       1.10      27
 13     0.63   0.69   0.72   0.73   0.76   0.77    0.78   0.79    0.83   0.84   0.84   0.86   0.88   0.92   0.96       1.13      28
 14     0.66   0.72   0.75   0.76   0.78   0.78    0.79   0.80    0.85   0.85   0.85   0.87   0.91   0.95   0.99       1.17      29
       --------------------------------------------------------------------------------------------------------------------
 15     0.69   0.75   0.78   0.78   0.79   0.80    0.80   0.82    0.86   0.86   0.85   0.89   0.93   0.97   1.02       1.22      30
 16     0.71   0.77   0.79   0.79   0.80   0.81    0.81   0.83    0.86   0.86   0.88   0.92   0.96   1.02   1.08       1.26      31
 17     0.73   0.78   0.79   0.79   0.80   0.81    0.82   0.83    0.87   0.89   0.91   0.95   1.01   1.07   1.12       1.29      32
 18     0.73   0.78   0.79   0.80   0.81   0.81    0.82   0.84    0.89   0.91   0.95   1.00   1.06   1.11   1.16       1.34      33
 19     0.73   0.78   0.80   0.81   0.81   0.82    0.83   0.86    0.91   0.93   0.99   1.05   1.10   1.15   1.22       1.40      34
       --------------------------------------------------------------------------------------------------------------------
 20     0.73   0.78   0.80   0.80   0.81   0.82    0.84   0.88    0.93   0.96   1.04   1.09   1.14   1.20   1.28       1.48      35
 21     0.73   0.78   0.80   0.80   0.81   0.83    0.86   0.90    0.96   1.00   1.07   1.12   1.19   1.27   1.37       1.58      36
 22     0.73   0.77   0.79   0.80   0.82   0.84    0.87   0.93    0.99   1.02   1.11   1.17   1.25   1.35   1.48       1.70      37
 23     0.72   0.76   0.78   0.81   0.83   0.85    0.90   0.96    1.01   1.05   1.16   1.23   1.34   1.46   1.61       1.83      38
 24     0.71   0.75   0.79   0.81   0.84   0.87    0.93   0.99    1.04   1.08   1.22   1.32   1.44   1.58   1.75       1.98      39
       --------------------------------------------------------------------------------------------------------------------
 25     0.70   0.75   0.79   0.82   0.86   0.89    0.94   1.01    1.07   1.12   1.30   1.41   1.56   1.72   1.92       2.15      40
 26     0.71   0.76   0.81   0.85   0.90   0.92    0.98   1.05    1.11   1.19   1.37   1.51   1.66   1.85   2.06       2.44      41
 27     0.72   0.77   0.83   0.88   0.92   0.96    1.02   1.10    1.18   1.26   1.47   1.61   1.78   1.99   2.30       2.75      42
 28     0.73   0.78   0.85   0.90   0.95   1.00    1.07   1.16    1.25   1.35   1.57   1.73   1.92   2.22   2.56       3.09      43
 29     0.74   0.80   0.87   0.92   0.99   1.05    1.13   1.24    1.34   1.45   1.69   1.87   2.14   2.47   2.82       3.44      44
       --------------------------------------------------------------------------------------------------------------------
 30     0.76   0.81   0.88   0.95   1.03   1.12    1.21   1.33    1.45   1.57   1.83   2.09   2.39   2.73   3.08       3.82      45
 31     0.77   0.82   0.90   0.99   1.09   1.20    1.31   1.44    1.57   1.71   2.05   2.33   2.64   2.99   3.36       4.30      46
 32     0.77   0.84   0.93   1.04   1.16   1.29    1.42   1.56    1.70   1.93   2.29   2.59   2.90   3.28   3.72       4.81      47
 33     0.79   0.86   0.96   1.10   1.25   1.40    1.55   1.70    1.92   2.17   2.55   2.85   3.18   3.63   4.08       5.37      48
 34     0.80   0.89   1.01   1.17   1.34   1.53    1.69   1.93    2.17   2.43   2.81   3.14   3.53   4.00   4.47       5.98      49
       --------------------------------------------------------------------------------------------------------------------
 35     0.83   0.92   1.06   1.25   1.45   1.68    1.93   2.19    2.43   2.70   3.10   3.49   3.89   4.40   4.87       6.68      50
 36     0.87   0.98   1.14   1.35   1.58   1.89    2.17   2.45    2.71   3.02   3.50   3.91   4.34   4.91   5.46       7.55      51
 37     0.92   1.05   1.23   1.47   1.78   2.13    2.43   2.73    3.03   3.41   3.92   4.37   4.84   5.50   6.17       8.51      52
 38     0.97   1.14   1.34   1.66   2.01   2.39    2.70   3.04    3.42   3.83   4.38   4.87   5.40   6.23   6.97       9.66      53
 39     1.04   1.23   1.51   1.87   2.25   2.65    3.01   3.43    3.84   4.30   4.88   5.44   6.10   7.04   7.93      10.95      54
       --------------------------------------------------------------------------------------------------------------------
 40     1.11   1.38   1.70   2.09   2.51   2.95    3.39   3.85    4.30   4.81   5.47   6.15   6.89   8.02   9.01      12.44      55
 41     1.23   1.55   1.91   2.33   2.79   3.32    3.80   4.31    4.81   5.40   6.19   6.95   7.82   9.12  10.26      13.68      56
 42     1.36   1.73   2.13   2.60   3.15   3.72    4.25   4.81    5.41   6.13   6.99   7.89   8.87  10.39  11.32      15.06      57
 43     1.50   1.93   2.38   2.94   3.53   4.16    4.74   5.40    6.13   6.96   7.95   8.97  10.08  11.47  12.50      16.60      58
 44     1.65   2.15   2.69   3.30   3.95   4.65    5.31   6.12    6.96   7.94   9.04  10.20  11.11  12.67  13.81      18.28      59
       --------------------------------------------------------------------------------------------------------------------
 45     1.81   2.43   3.03   3.70   4.42   5.20    6.01   6.93    7.93   9.06  10.29  11.25  12.25  14.02  15.25      20.06      60
 46     2.01   2.70   3.37   4.12   4.96   5.91    6.85   7.97    9.13  10.45  11.51  12.61  13.79  15.80  17.17      21.88      61
 47     2.23   3.00   3.75   4.61   5.61   6.71    7.86   9.17   10.51  11.67  12.88  14.16  15.50  17.74  19.19      23.83      62
 48     2.47   3.33   4.20   5.21   6.36   7.66    9.01  10.56   11.73  13.05  14.42  15.88  17.37  19.79  21.40      25.91      63
 49     2.73   3.71   4.74   5.89   7.24   8.74   10.34  11.80   13.10  14.60  16.14  17.75  19.33  22.03  23.82      28.17      64
       --------------------------------------------------------------------------------------------------------------------
 50     3.03   4.18   5.35   6.69   8.25   9.99   11.51  13.18   14.65  16.32  18.00  19.71  21.47  24.48  26.51      30.65      65
 51     3.40   4.70   6.07   7.60   9.41  11.08   12.82  14.73   16.36  18.19  19.94  21.85  23.81  27.19  29.50      32.89      66
 52     3.81   5.32   6.90   8.65  10.40  12.28   14.29  16.45   18.21  20.14  22.05  24.17  26.39  30.21  32.36      35.31      67
 53     4.30   6.03   7.84   9.54  11.51  13.63   15.91  18.32   20.14  22.25  24.35  26.74  29.27  33.08  35.51      37.94      68
 54     4.86   6.84   8.65  10.54  12.75  15.12   17.66  20.27   22.24  24.55  26.88  29.59  31.99  36.24  38.97      40.79      69
       --------------------------------------------------------------------------------------------------------------------
 55     5.50   7.53   9.55  11.65  14.11  16.72   19.48  22.38   24.51  27.08  29.69  32.28  34.99  39.72  42.78      43.98      70
 56     5.85   8.03  10.22  12.47  15.05  17.69   20.58  23.62   25.97  28.79  31.39  34.14  37.02  42.05  45.46      46.79      71
 57     6.22   8.57  10.92  13.30  15.92  18.67   21.69  24.91   27.51  30.15  33.20  36.12  39.19  44.64  47.64      50.02      72
 58     6.61   9.13  11.62  14.07  16.80  19.65   22.83  26.26   28.72  31.58  35.13  38.23  41.59  46.75  50.15      53.71      73
 59     7.01   9.68  12.28  14.86  17.68  20.66   24.03  27.27   29.97  33.08  37.19  40.57  43.54  49.16  53.03      57.95      74
       --------------------------------------------------------------------------------------------------------------------
 60     7.41  10.20  12.94  15.65  18.60  21.70   24.90  28.31   31.27  34.65  39.48  42.47  45.78  51.94  56.32      62.77      75
 61     7.77  10.71  13.59  16.47  19.55  22.46   25.79  29.36   32.62  36.38  41.34  44.65  48.35  55.10  60.03      68.21      76
 62     8.12  11.21  14.27  17.32  20.23  23.23   26.70  30.44   34.10  37.66  43.47  47.15  51.28  58.68  64.17      74.30      77
 63     8.46  11.72  14.97  17.94  20.93  24.00   27.61  31.61   35.13  39.12  45.92  50.01  54.59  62.67  68.75      81.04      78
 64     8.80  12.25  15.47  18.57  21.64  24.77   28.59  32.33   36.32  40.81  48.71  53.23  58.28  67.06  73.73      88.35      79
       --------------------------------------------------------------------------------------------------------------------
 65     9.15  12.60  15.97  19.22  22.35  25.60   29.17  33.17   37.69  42.72  51.86  56.83  62.35  71.84  79.00      96.12      80
 66     9.74  13.42  17.02  20.49  23.89  27.03   30.94  35.38   40.44  46.11  55.99  61.50  67.60  77.81  85.41     105.40      81
 67    10.39  14.30  18.15  21.91  25.21  28.66   32.98  37.91   43.56  49.92  60.58  66.65  73.24  84.11  93.08     ll5.18      82
 68    11.08  15.25  19.41  23.12  26.72  30.53   35.31  40.78   47.07  54.17  65.64  72.19  79.20  91.63 101.08     125.39      83
 69    11.83  16.32  20.49  24.51  28.46  32.67   37.95  44.01   50.98  58.87  71.07  78.03  86.31  99.48 109.35     135.97      84
       --------------------------------------------------------------------------------------------------------------------
 70    12.67  17.22  21.72  26.10  30.44  35.10   40.92  47.60   55.29  63.94  76.80  85.01  93.74 107.59 117.82     146.83      85
 71    13.39  18.26  23.14  27.92  32.69  37.83   44.22  51.56   59.93  69.31  83.65  92.29 101.41 115.90 126.42     157.92      86
 72    14.22  19.45  24.75  29.99  35.22  40.86   47.86  55.81   64.83  75.72  90.79  99.81 109.28 124.32 135.10     169.16      87
 73    15.17  20.82  26.59  32.31  38.03  44.20   51.76  60.30   70.68  82.44  98.16 107.52 117.27 132.82 143.78     180.49      88
 74    16.26  22.37  28.65  34.89  41.12  47.78   55.86  65.65   76.80  89.42 105.70 115.33 125.33 141.31 152.41     191.83      89
 75    17.49  24.11  30.95  37.72  44.43  51.54   60.77  71.23   83.13  96.60 113.35 123.21 133.40 149.75 160.92     203.11      90
       --------------------------------------------------------------------------------------------------------------------
 76    18.98  26.23  33.74  41.10  48.32  56.50   66.39  77.53   90.12 104.31 121.91 131.98 142.32 159.15 170.38     216.57      91
 77    20.65  28.59  36.75  44.70  52.97  61.72   72.26  84.06   97.32 112.18 130.58 140.81 151.26 168.51 181.67     230.07      92
 78    22.49  31.14  39.96  48.99  57.87  67.18   78.34  90.76  104.65 120.16 139.31 149.65 160.15 179.67 192.99     243.54      93
 79    24.49  33.85  43.80  53.52  62.98  72.83   84.59  97.60  112.09 128.19 148.06 158.44 170.75 190.87 204.29     256.90      94
 80    26.62  37.10  47.84  58.24  68.27  78.63   90.96 104.54  119.59 136.24 156.76 168.94 181.40 202.04 215.49     270.07      95
       --------------------------------------------------------------------------------------------------------------------
                                                                                                                     282.96      96
                                                                                                                     295.48      97
                                                                                                                     307.54      98
                                                                                                                     319.05      99
                                                                                                                     329.91     100





                            Schedule 1 - Page 5 of 5